PHILLIPS EDISON & COMPANY®

Supplemental Disclosure

Quarter Ended March 31, 2023

Grocery Centered.
Community **Focused.**

Kroger
FOOD & PHARMACY
STOP

Publix
FOOD & PHARMACY

SAFEWAY

Stop&Shop
welcome

SPROUTS
FARMERS MARKET
NATURAL
FOODS

Phillips Edison & Company	2

Introductory Notes

SUPPLEMENTAL INFORMATION
Phillips Edison & Company, Inc. (“we,” the “Company,” “our,” “us,” or "PECO") is one of the nation’s largest owners and operators of omni-channel grocery-anchored neighborhood shopping centers. The enclosed information should be read in conjunction with our filings with the U.S. Securities and Exchange Commission (“SEC”), including, but not limited to, our Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items required under Generally Accepted Accounting Principles (“GAAP”).

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS
This supplemental disclosure contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Such forward-looking statements can generally be identified by the Company’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “seek,” “objective,” “goal,” “strategy,” “plan,” “focus,” “priority,” “should,” “could,” “potential,” “possible,” “look forward,” “optimistic,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this supplemental disclosure. Such statements include, in particular, statements about the Company’s plans, strategies, and prospects, are based on the current beliefs and expectations of the Company’s management, and are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated. These risks include, without limitation: (i) changes in national, regional, or local economic climates; (ii) local market conditions, including an oversupply of space in, or a reduction in demand for, properties similar to those in the Company’s portfolio; (iii) vacancies, changes in market rental rates, and the need to periodically repair, renovate, and re-let space; (iv) competition from other available properties and the attractiveness of properties in the Company’s portfolio to its tenants; (v) the financial stability of tenants, including, without limitation, the ability of tenants to pay rent; (vi) the Company’s ability to pay down, refinance, restructure, or extend its indebtedness as it becomes due; (vii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors; (viii) potential liability for environmental matters; (ix) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (x) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax, and other considerations; (xi) changes in tax, real estate, environmental, and zoning laws; (xii) information technology security breaches; (xiii) the Company’s corporate responsibility initiatives; (xiv) the loss of key executives; (xv) the concentration of the Company’s portfolio in a limited number of industries, geographies, or investments; (xvi) the economic, political, and social impact of, and uncertainty relating to, pandemics or other health crises; (xvii) the Company's ability to re-lease its properties on the same or better terms, or at all, in the event of non-renewal or in the event the Company exercises its right to replace an existing tenant; (xviii) the loss or bankruptcy of the Company’s tenants; (xix) to the extent the Company is seeking to dispose of properties, its ability to do so at attractive prices or at all; (xx) the impact of inflation on the Company and its tenants; and (xxi) any of the other risks included in the Company’s SEC filings. Therefore, such statements are not intended to be a guarantee of the Company’s performance in future periods.

Additional important factors that could cause actual results to differ are described in the filings made from time to time by the Company with the SEC and include the risk factors and other risks and uncertainties described in the Company’s 2022 Annual Report on Form 10-K, filed with the SEC on February 21, 2023, which is accessible on the SEC’s website at www.sec.gov. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements contained in this supplement to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting such forward-looking statements.

NOTICE REGARDING NON-GAAP FINANCIAL MEASURES
In addition to GAAP measures, this supplemental disclosure contains and refers to certain non-GAAP measures. We do not consider our non-GAAP measures included in our Glossary of Terms to be alternatives to measures required in accordance with GAAP. Certain non-GAAP measures should not be viewed as an alternative measure of our financial performance as they may not reflect the operations of our entire portfolio, and they may not reflect the impact of general and administrative expenses, depreciation and amortization, interest expense, other income (expense), or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties that could materially impact our results from operations. Additionally, certain non-GAAP measures should not be considered as an indication of our liquidity, nor as an indication of funds available to cover our cash needs, including our ability to fund distributions, and may not be a useful measure of the impact of long-term operating performance on value if we do not continue to operate our business in the manner currently contemplated. Accordingly, non-GAAP measures should be reviewed in connection with other GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. Other REITs may use different methodologies for calculating similar non-GAAP measures, and accordingly, our non-GAAP measures may not be comparable to other REITs. Reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures are included in this supplemental disclosure on pages 15-19 and definitions of our non-GAAP measures are included in our Glossary of Terms on page 60.

Phillips Edison & Company	3

Introductory Notes

PRO RATA FINANCIAL INFORMATION
We may present our consolidated financial information inclusive of our prorated portion owned through unconsolidated joint ventures. The presentation of pro rata financial information has limitations as an analytical tool, which include but are not limited to: (i) amounts shown on individual line items were calculated by applying our overall economic ownership interest percentage determined when applying the equity method of accounting, and may not represent our legal claim to the assets and liabilities, or the revenues and expenses; and (ii) other REITs may use different methodologies for calculating their pro-rata interest. Accordingly, pro-rata financial information should be reviewed in connection with other GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP.

Phillips Edison & Company	4

FINANCIAL RESULTS
Quarter Ended March 31, 2023

Earnings Release Unaudited
Phillips Edison & Company Reports
First Quarter 2023 Results and
Affirms Full Year Earnings Guidance

CINCINNATI - May 2, 2023 - Phillips Edison & Company, Inc. (Nasdaq: PECO) (“PECO” or the “Company”), one of the nation’s largest owners and operators of grocery-anchored omni-channel neighborhood shopping centers, reported net income attributable to stockholders of $16.6 million, or $0.14 per diluted share, for the three months ended March 31, 2023.

Highlights for the First Quarter Ended March 31, 2023
•Reported Nareit FFO of $76.3 million, or $0.58 per diluted share
•Reported Core FFO of $78.2 million, or $0.59 per diluted share
•Increased same-center NOI year-over-year by 4.9%
•Increased leased portfolio occupancy by 130 basis points year-over-year to a record-high 97.5%
•Executed 0.6 million square feet of comparable new and renewal leases during the quarter at rent spreads of 27.4% and 16.1%, respectively
•Acquired four Publix-anchored neighborhood shopping centers for $78.7 million
•Executed a forward-starting interest rate swap effective September 15, 2023, with a notional value of $200.0 million at a rate of 3.36%

Management Commentary
Jeff Edison, chairman and chief executive officer of PECO stated:
“The PECO team delivered another solid quarter of growth with same-center NOI increasing by 4.9% and achieving record highs in occupancy, renewal leasing spreads and retention. The consistency of our performance is attributed to our differentiated and focused strategy of exclusively owning right-sized, grocery-anchored neighborhood shopping centers and our ability to drive results at the property level through our fully integrated and cycle-tested operating platform. When we consider the stability of our pricing power, we believe our growth strategy continues to generate more alpha with less beta.”

Financial Results for the First Quarter Ended March 31, 2023
Net Income
First quarter 2023 net income attributable to stockholders totaled $16.6 million, or $0.14 per diluted share, compared to net income of $10.1 million, or $0.09 per diluted share, during the first quarter of 2022.

Nareit FFO
First quarter 2023 funds from operations attributable to stockholders and operating partnership (“OP”) unit holders as defined by Nareit (“Nareit FFO”) increased 13.9% to $76.3 million, or $0.58 per diluted share, compared to $67.1 million, or $0.52 per diluted share, during the first quarter of 2022.

Core FFO
First quarter 2023 core funds from operations attributable to stockholders and OP unit holders (“Core FFO”) increased 7.7% to $78.2 million, or $0.59 per diluted share, compared to $72.6 million, or $0.56 per diluted share, during the first quarter of 2022.

Same-Center NOI
First quarter 2023 same-center net operating income (“NOI”) increased 4.9% to $98.6 million, compared to $94.0 million during the first quarter of 2022.

Phillips Edison & Company	6

Earnings Release Unaudited

Portfolio Overview for the First Quarter Ended March 31, 2023
Portfolio Statistics
As of March 31, 2023, PECO’s wholly-owned portfolio consisted of 275 properties, totaling approximately 31.5 million square feet, located in 31 states. This compared to 269 properties, totaling approximately 30.8 million square feet, located in 31 states as of March 31, 2022.
Leased portfolio occupancy increased to 97.5% at March 31, 2023, compared to 96.2% at March 31, 2022.
Anchor occupancy increased to 99.3% at March 31, 2023, compared to 98.1% at March 31, 2022, and inline occupancy increased to 94.3% at March 31, 2023, compared to 92.6% at March 31, 2022.

Leasing Activity
During the first quarter of 2023, 263 leases (new, renewal, and options) were executed totaling 1.1 million square feet. This compared to 244 leases executed totaling 0.8 million square feet during the first quarter of 2022.
Comparable rent spreads during the three months ended March 31, 2023, which compare the percentage increase (or decrease) of new or renewal leases to the expiring lease of a unit that was occupied within the past twelve months, were 27.4% for new leases, 16.1% for renewal leases (excluding options) and 17.9% combined (new and renewal leases only, excluding options).

Acquisition Activity
During the three months ended March 31, 2023, the Company acquired four properties for $78.7 million. The centers are located in areas with strong median household income and growing populations, and the Company expects to drive growth in these assets through occupancy increases and rent growth. Grocery-anchored neighborhood shopping center acquisitions during the first quarter of 2023 included:
•Providence Commons, a 110,000 square foot shopping center anchored by Publix located in a Nashville, Tennessee suburb.
•Village Shoppes at Windermere, a 73,000 square foot shopping center anchored by Publix located in an Atlanta, Georgia suburb.
•Town Center at Jensen Beach, a 109,000 square foot shopping center anchored by Publix located in a Miami, Florida suburb.
•Shops at Sunset Lake, a 70,000 square foot shopping center shadow-anchored by Publix located in a Miami, Florida suburb.

Balance Sheet Highlights as of March 31, 2023
As of March 31, 2023, PECO had $634.2 million of total liquidity, comprised of $12.0 million of cash, cash equivalents and restricted cash, plus $622.2 million of borrowing capacity available on its $800 million revolving credit facility.
PECO’s net debt to annualized adjusted EBITDAre was unchanged from 5.3x at December 31, 2022.
PECO’s outstanding debt had a weighted-average interest rate of 3.8%, a weighted-average maturity of 4.1 years, and 81.6% of its total debt was fixed-rate debt.
During the quarter, PECO opportunistically executed a forward-starting swap effective September 15, 2023, with a notional value of $200.0 million at a rate of 3.36%.

Phillips Edison & Company	7

Earnings Release Unaudited
2023 Guidance
The following guidance is based upon PECO’s current view of existing market conditions and assumptions for the year ending December 31, 2023. The Company has revised its assumptions for net interest expense and non-cash revenue items as reflected in the table below. All other assumptions for 2023 provided with the Company’s fourth quarter 2022 earnings results remain the same. The following statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth under "Forward-Looking Statements" below.

(in thousands, except per share amounts)	2023 YTD	Updated Full Year 2023 Guidance	Initial Full Year 2023 Guidance
Results:
Net income per share	$0.14	$0.47 - $0.52	$0.47 - $0.52
Nareit FFO per share	$0.58	$2.23 - $2.29	$2.23 - $2.29
Core FFO per share	$0.59	$2.28 - $2.34	$2.28 - $2.34
Same-Center NOI growth	4.9%	3.0% - 4.0%	3.0% - 4.0%
Portfolio Activity:
Acquisitions (net of dispositions)	$78,650	$200,000 - $300,000	$200,000 - $300,000
Development and redevelopment spend	$11,977	$50,000 -$60,000	$50,000 -$60,000
Other:
Interest expense, net	$19,466	$85,000 - $90,000	$83,000 - $89,000
G&A expense	$11,533	$44,000 - $48,000	$44,000 - $48,000
Non-cash revenue items(1)	$3,794	$14,000 - $19,000	$15,000 - $20,000
Adjustments for collectibility	$913	$3,500 - $4,500	$3,500 - $4,500
(1)Represents straight-line rental income and net amortization of above- and below-market leases.
The Company does not provide a reconciliation for same-center NOI estimates on a forward-looking basis because it is unable to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to our results without unreasonable effort.
The following table provides a reconciliation of the range of the Company's 2023 estimated net income to estimated Nareit FFO and Core FFO:

(Unaudited)	Low End	High End
Net income	$0.47	$0.52
Depreciation and amortization of real estate assets	1.74	1.75
Adjustments related to unconsolidated joint ventures	0.02	0.02
Nareit FFO	$2.23	$2.29
Depreciation and amortization of corporate assets	0.02	0.02
Transactions and other	0.03	0.03
Core FFO	$2.28	$2.34

Phillips Edison & Company	8

Earnings Release Unaudited

Jeff Edison summarized the quarter: “Our strong first quarter 2023 results continue to highlight the strength of PECO’s focused and differentiated strategy of exclusively owning and operating small-format, neighborhood centers anchored by the #1 or #2 grocer in a market which drives high-recurring foot traffic and Neighbor demand and results in superior financial and operating performance. Our well-aligned and cycle-tested team, fully integrated operating platform and grocery-anchored strategy place PECO in a strong position, despite an uncertain macroeconomic environment, with a fortress balance sheet and liquidity that will allow us to take advantage of opportunities as they arise.”

Conference Call Details
PECO plans to host a conference call and webcast on Wednesday, May 3, 2023 at 12:00 p.m. Eastern Time to discuss first quarter 2023 results and provide further business updates. Chairman and Chief Executive Officer Jeff Edison, President Devin Murphy and Chief Financial Officer John Caulfield will host the conference call and webcast. Dial-in and webcast information is below.
First Quarter 2023 Earnings Conference Call Details:
Date: Wednesday, May 3, 2023
Time: 12:00 p.m. ET
Toll-Free Dial-In Number: (888) 210-4659
International Dial-In Number: (646) 960-0383
Conference ID: 2035308
Webcast: First Quarter 2023 Webcast Link
An audio replay will be available approximately one hour after the conclusion of the conference call using the webcast link above.
For more information on the Company’s financial results, please refer to the Company’s Form 10-Q for the quarter ended March 31, 2023.

Phillips Edison & Company	9

Overview of Results Unaudited, in thousands (excluding per share and per square foot amounts)

	Three Months Ended March 31,
	2023	2022

SUMMARY FINANCIAL RESULTS
Total revenues (page 13)	$151,064	$142,163
Net income attributable to stockholders (page 13)	16,619	10,079
Net income per share - basic and diluted (page 13)	$0.14	$0.09
Same-Center NOI (page 19)	98,616	94,048
Adjusted EBITDAre (page 17)	98,006	90,273
Nareit FFO (page 15)	76,345	67,055
Nareit FFO per share - diluted (page 15)	$0.58	$0.52
Core FFO (page 15)	78,154	72,563
Core FFO per share - diluted (page 15)	$0.59	$0.56

SUMMARY OF FINANCIAL AND OPERATING RATIOS
Same-Center NOI margin (page 19)	71.7%	71.2%
Same-Center NOI change (page 19)(1)	4.9%	6.8%

LEASING RESULTS
Comparable rent spreads - new leases (page 39)(2)	27.4%	34.0%
Comparable rent spreads - renewals (page 39)(2)	16.1%	14.7%
Portfolio retention rate	94.7%	89.7%

	As of March 31,
	2023	2022

OUTSTANDING STOCK AND PARTNERSHIP UNITS
Common stock outstanding	117,259	113,819
Operating Partnership (OP) units outstanding	14,298	14,540

SUMMARY PORTFOLIO STATISTICS(2)
Number of properties	275	269
GLA (page 41)	31,456	30,813
Leased occupancy (page 35)	97.5%	96.2%
Economic occupancy (page 35)	96.7%	95.7%
Leased ABR PSF (page 35)	$14.52	$13.91
Leased Anchor ABR PSF (page 35)	$9.95	$9.78
Leased Inline ABR PSF (page 35)	$23.66	$22.33
(1)Reflects Same-Center NOI change as initially reported for the specified period.
(2)Statistics represent our wholly-owned properties.

Phillips Edison & Company	10

FINANCIAL SUMMARY
Quarter Ended March 31, 2023

Consolidated Balance Sheets Condensed and Unaudited, in thousands (excluding per share amounts)

	March 31, 2023	December 31, 2022

ASSETS
Investment in real estate:
Land and improvements	$1,701,404	$1,674,133
Building and improvements	3,639,646	3,572,146
In-place lease assets	478,477	471,507
Above-market lease assets	72,524	71,954
Total investment in real estate assets	5,892,051	5,789,740
Accumulated depreciation and amortization	(1,373,124)	(1,316,743)
Net investment in real estate assets	4,518,927	4,472,997
Investment in unconsolidated joint ventures	26,584	27,201
Total investment in real estate assets, net	4,545,511	4,500,198
Cash and cash equivalents	6,405	5,478
Restricted cash	5,559	11,871
Goodwill	29,066	29,066
Other assets, net	200,373	188,879
Total assets	$4,786,914	$4,735,492

LIABILITIES AND EQUITY
Liabilities:
Debt obligations, net	$1,967,252	$1,896,594
Below-market lease liabilities, net	111,007	109,799
Accounts payable and other liabilities	111,471	113,185
Deferred income	24,243	18,481
Total liabilities	2,213,973	2,138,059
Equity:
Preferred stock, $0.01 par value per share, 10,000 shares authorized as of March 31, 2023 and December 31, 2022	—	—
Common stock, $0.01 par value per share, 1,000,000 shares authorized, 117,259 and 117,126 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	1,172	1,171
Additional paid-in capital	3,382,368	3,383,978
Accumulated other comprehensive income	15,181	21,003
Accumulated deficit	(1,186,074)	(1,169,665)
Total stockholders’ equity	2,212,647	2,236,487
Noncontrolling interests	360,294	360,946
Total equity	2,572,941	2,597,433
Total liabilities and equity	$4,786,914	$4,735,492

Phillips Edison & Company	12

Consolidated Statements of Operations Condensed and Unaudited, in thousands (excluding per share amounts)

	Three Months Ended March 31,
	2023	2022

REVENUES
Rental income	$147,728	$138,748
Fees and management income	2,478	2,461
Other property income	858	954
Total revenues	151,064	142,163

OPERATING EXPENSES
Property operating	25,062	23,320
Real estate taxes	18,056	17,491
General and administrative	11,533	11,532
Depreciation and amortization	58,498	57,226
Total operating expenses	113,149	109,569

OTHER
Interest expense, net	(19,466)	(18,199)
Gain on disposal of property, net	942	1,368
Other expense, net	(755)	(4,365)
Net income	18,636	11,398
Net income attributable to noncontrolling interests	(2,017)	(1,319)
Net income attributable to stockholders	$16,619	$10,079

EARNINGS PER SHARE OF COMMON STOCK
Net income per share attributable to stockholders - basic and diluted	$0.14	$0.09

Phillips Edison & Company	13

Consolidated Statements of Operations Condensed and Unaudited, in thousands (excluding per share amounts)

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022

REVENUES
Rental income	$147,728	$141,703	$142,857	$137,230	$138,748
Fees and management income	2,478	2,218	2,081	4,781	2,461
Other property income	858	1,118	716	505	954
Total revenues	151,064	145,039	145,654	142,516	142,163

OPERATING EXPENSES
Property operating	25,062	26,098	23,089	22,852	23,320
Real estate taxes	18,056	15,859	18,041	16,473	17,491
General and administrative	11,533	11,484	10,843	11,376	11,532
Depreciation and amortization	58,498	58,216	60,013	60,769	57,226
Impairment of real estate assets	—	322	—	—	—
Total operating expenses	113,149	111,979	111,986	111,470	109,569

OTHER
Interest expense, net	(19,466)	(18,301)	(17,569)	(17,127)	(18,199)
Gain (loss) on disposal of property, net	942	3,366	(10)	2,793	1,368
Other expense, net	(755)	(2,422)	(3,916)	(1,457)	(4,365)
Net income	18,636	15,703	12,173	15,255	11,398
Net income attributable to noncontrolling interests	(2,017)	(2,025)	(1,135)	(1,727)	(1,319)
Net income attributable to stockholders	$16,619	$13,678	$11,038	$13,528	$10,079

EARNINGS PER SHARE OF COMMON STOCK
Net income per share attributable to stockholders - basic and diluted	$0.14	$0.12	$0.09	$0.12	$0.09

Phillips Edison & Company	14

Nareit FFO, Core FFO, and Adjusted FFO Unaudited, in thousands (excluding per share amounts)

	Three Months Ended March 31,
	2023	2022

CALCULATION OF NAREIT FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Net income	$18,636	$11,398
Adjustments:
Depreciation and amortization of real estate assets	57,953	56,320
Gain on disposal of property, net	(942)	(1,368)
Adjustments related to unconsolidated joint ventures	698	705
Nareit FFO attributable to stockholders and OP unit holders	$76,345	$67,055

CALCULATION OF CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Nareit FFO attributable to stockholders and OP unit holders	$76,345	$67,055
Adjustments:
Depreciation and amortization of corporate assets	545	906
Change in fair value of earn-out liability	—	1,809
Transaction and acquisition expenses	1,338	2,045
Loss on extinguishment or modification of debt and other, net	—	900
Amortization of unconsolidated joint venture basis differences	1	44
Realized performance income(1)	(75)	(196)
Core FFO attributable to stockholders and OP unit holders	$78,154	$72,563

CALCULATION OF ADJUSTED FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Core FFO attributable to stockholders and OP unit holders	$78,154	$72,563
Adjustments:
Net amortization of above-market contracts	(125)	—
Straight-line rent and above- and below-market leases	(3,794)	(2,820)
Non-cash debt adjustments	1,563	1,388
Capital expenditures and leasing commissions(2)	(13,141)	(13,776)
Non-cash share-based compensation expense	2,005	2,233
Adjustments related to unconsolidated joint ventures	(138)	(92)
Adjusted FFO attributable to stockholders and OP unit holders	$64,524	$59,496

NAREIT FFO/CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS PER DILUTED SHARE
Weighted-average shares of common stock outstanding - diluted	131,943	128,503
Nareit FFO attributable to stockholders and OP unit holders per share - diluted	$0.58	$0.52
Core FFO attributable to stockholders and OP unit holders per share - diluted	$0.59	$0.56
(1)Realized performance income includes fees received related to the achievement of certain performance targets in our NRP joint venture.
(2)Excludes development and redevelopment projects.

Phillips Edison & Company	15

Nareit FFO, Core FFO, and Adjusted FFO Unaudited, in thousands (excluding per share amounts)

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022

CALCULATION OF NAREIT FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Net income	$18,636	$15,703	$12,173	$15,255	$11,398
Adjustments:
Depreciation and amortization of real estate assets	57,953	57,266	59,136	59,849	56,320
Impairment of real estate assets	—	322	—	—	—
(Gain) loss on disposal of property, net	(942)	(3,366)	10	(2,793)	(1,368)
Adjustments related to unconsolidated joint ventures	698	661	662	(1,186)	705
Nareit FFO attributable to stockholders and OP unit holders	$76,345	$70,586	$71,981	$71,125	$67,055

CALCULATION OF CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Nareit FFO attributable to stockholders and OP unit holders	$76,345	$70,586	$71,981	$71,125	$67,055
Adjustments:
Depreciation and amortization of corporate assets	545	950	877	920	906
Change in fair value of earn-out liability	—	—	—	—	1,809
Transaction and acquisition expenses	1,338	2,731	3,740	2,035	2,045
(Gain) loss on extinguishment or modification of debt and other, net	—	—	(4)	129	900
Amortization of unconsolidated joint venture basis differences	1	—	1	175	44
Realized performance income(1)	(75)	—	—	(2,546)	(196)
Core FFO attributable to stockholders and OP unit holders	$78,154	$74,267	$76,595	$71,838	$72,563

CALCULATION OF ADJUSTED FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Core FFO attributable to stockholders and OP unit holders	$78,154	$74,267	$76,595	$71,838	$72,563
Adjustments:
Net amortization of above-market contracts	(125)	—	—	—	—
Straight-line rent and above- and below-market leases	(3,794)	(4,377)	(5,022)	(4,406)	(2,820)
Non-cash debt adjustments	1,563	1,529	1,524	1,443	1,388
Capital expenditures and leasing commissions(2)	(13,141)	(13,512)	(17,296)	(11,898)	(13,776)
Non-cash share-based compensation expense	2,005	2,488	2,502	2,005	2,233
Adjustments related to unconsolidated joint ventures	(138)	(146)	(236)	(139)	(92)
Adjusted FFO attributable to stockholders and OP unit holders	$64,524	$60,249	$58,067	$58,843	$59,496

NAREIT FFO/CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS PER DILUTED SHARE
Weighted-average shares of common stock outstanding - diluted	131,943	131,781	131,593	129,117	128,503
Nareit FFO attributable to stockholders and OP unit holders per share - diluted	$0.58	$0.54	$0.55	$0.55	$0.52
Core FFO attributable to stockholders and OP unit holders per share - diluted	$0.59	$0.56	$0.58	$0.56	$0.56
(1)Realized performance income includes fees received related to the achievement of certain performance targets in our NRP joint venture.
(2)Excludes development and redevelopment projects.

Phillips Edison & Company	16

EBITDAre Metrics Unaudited, in thousands

	Three Months Ended March 31,
	2023	2022

CALCULATION OF EBITDAre
Net income	$18,636	$11,398
Adjustments:
Depreciation and amortization	58,498	57,226
Interest expense, net	19,466	18,199
Gain on disposal of property, net	(942)	(1,368)
Federal, state, and local tax expense	118	97
Adjustments related to unconsolidated joint ventures	966	1,019
EBITDAre	$96,742	$86,571

CALCULATION OF ADJUSTED EBITDAre
EBITDAre	$96,742	$86,571
Adjustments:
Change in fair value of earn-out liability	—	1,809
Transaction and acquisition expenses	1,338	2,045
Amortization of unconsolidated joint venture basis differences	1	44
Realized performance income(1)	(75)	(196)
Adjusted EBITDAre	$98,006	$90,273
(1)Realized performance income includes fees received related to the achievement of certain performance targets in our NRP joint venture.

Phillips Edison & Company	17

EBITDAre Metrics Unaudited, in thousands

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022

CALCULATION OF EBITDAre
Net income	$18,636	$15,703	$12,173	$15,255	$11,398
Adjustments:
Depreciation and amortization	58,498	58,216	60,013	60,769	57,226
Interest expense, net	19,466	18,301	17,569	17,127	18,199
(Gain) loss on disposal of property, net	(942)	(3,366)	10	(2,793)	(1,368)
Impairment of real estate assets	—	322	—	—	—
Federal, state, and local tax expense	118	433	179	97	97
Adjustments related to unconsolidated joint ventures	966	926	927	(885)	1,019
EBITDAre	$96,742	$90,535	$90,871	$89,570	$86,571

CALCULATION OF ADJUSTED EBITDAre
EBITDAre	$96,742	$90,535	$90,871	$89,570	$86,571
Adjustments:
Change in fair value of earn-out liability	—	—	—	—	1,809
Transaction and acquisition expenses	1,338	2,731	3,740	2,035	2,045
Amortization of unconsolidated joint venture basis differences	1	—	1	175	44
Realized performance income(1)	(75)	—	—	(2,546)	(196)
Adjusted EBITDAre	$98,006	$93,266	$94,612	$89,234	$90,273
(1)Realized performance income includes fees received related to the achievement of certain performance targets in our NRP joint venture.

Phillips Edison & Company	18

Same-Center Net Operating Income Unaudited, in thousands

	Three Months Ended March 31,		Favorable (Unfavorable) % Change
	2023	2022
SAME-CENTER NOI(1)
Revenues:
Rental income(2)	$103,750	$98,829
Tenant recovery income	33,916	33,163
Reserves for uncollectibility(3)	(919)	(838)
Other property income	801	900
Total revenues	137,548	132,054	4.2%
Operating expenses:
Property operating expenses	21,585	20,707
Real estate taxes	17,347	17,299
Total operating expenses	38,932	38,006	(2.4)%
Total Same-Center NOI	$98,616	$94,048	4.9%

Same-Center NOI margin	71.7%	71.2%

(1)Same-Center NOI represents the NOI for the 263 properties that were wholly-owned and operational for the entire portion of all comparable reporting periods.
(2)Excludes straight-line rental income, net amortization of above- and below-market leases, and lease buyout income.
(3)Includes billings that will not be recognized as revenue until cash is collected or the Neighbor resumes regular payments and/or we deem it appropriate to resume recording revenue on an accrual basis, rather than on a cash basis.

	Three Months Ended March 31,
	2023	2022
RECONCILIATION OF NET INCOME TO NOI AND SAME-CENTER NOI
Net income	$18,636	$11,398
Adjusted to exclude:
Fees and management income	(2,478)	(2,461)
Straight-line rental income(1)	(2,580)	(1,809)
Net amortization of above- and below-market leases	(1,228)	(1,002)
Lease buyout income	(355)	(1,965)
General and administrative expenses	11,533	11,532
Depreciation and amortization	58,498	57,226
Interest expense, net	19,466	18,199
Gain on disposal of property, net	(942)	(1,368)
Other expense, net	755	4,365
Property operating expenses related to fees and management income	315	1,070
NOI for real estate investments	101,620	95,185
Less: Non-same-center NOI(2)	(3,004)	(1,137)
Total Same-Center NOI	$98,616	$94,048
(1)Includes straight-line rent adjustments for Neighbors for whom revenue is being recorded on a cash basis.
(2)Includes operating revenues and expenses from non-same-center properties which includes properties acquired or sold and corporate activities.

Phillips Edison & Company	19

Joint Venture Portfolio and Financial Summary Unaudited, dollars and square feet in thousands

UNCONSOLIDATED JOINT VENTURE PORTFOLIO SUMMARY

		As of March 31, 2023
Joint Venture	Investment Partner	Ownership Percentage	Number of Shopping Centers	ABR	GLA
Grocery Retail Partners I LLC ("GRP I")	The Northwestern Mutual Life Insurance Company	14%	20	$30,996	2,213

UNCONSOLIDATED JOINT VENTURE FINANCIAL SUMMARY

	As of March 31, 2023
	GRP I	NRP(1)
Total assets	$373,913	$627
Gross debt	174,026	—
Pro rata share of debt	24,358		—

		Three Months Ended March 31, 2023
		GRP I	NRP(1)
Pro rata share of Nareit FFO(2)		$708	$(16)
Pro rata share of NOI(2)		1,021	—
(1)During the second quarter of 2022, the final property in the NRP joint venture was sold, and the outstanding debt balance was repaid. PECO's ownership percentage of the joint venture is 20%.
(2)PECO's shares of our unconsolidated joint ventures' Nareit FFO and NOI results are all calculated based upon the respective ownership percentages presented in Unconsolidated Joint Venture Portfolio Summary table above.

Phillips Edison & Company	20

Supplemental Balance Sheets Detail Unaudited, in thousands

	March 31, 2023	December 31, 2022

OTHER ASSETS, NET
Deferred leasing commissions and costs	$50,253	$49,687
Deferred financing expenses(1)	9,069	8,984
Office equipment, capital lease assets, and other	23,132	23,051
Corporate intangible assets	6,692	6,692
Total depreciable and amortizable assets	89,146	88,414
Accumulated depreciation and amortization	(48,407)	(47,483)
Net depreciable and amortizable assets	40,739	40,931
Accounts receivable, net(2)	43,471	37,274
Accounts receivable - affiliates	1,470	513
Deferred rent receivable, net(3)	54,729	52,141
Derivative assets	19,200	25,853
Prepaid expenses and other	22,745	14,575
Investment in third parties	9,800	9,800
Investment in marketable securities	8,219	7,792
Total other assets, net	$200,373	$188,879

ACCOUNTS PAYABLE AND OTHER LIABILITIES
Accounts payable trade and other accruals	$44,019	$34,431
Accrued real estate taxes	26,557	30,979
Security deposits	14,505	14,170
Distribution accrual	896	1,048
Accrued compensation	6,013	14,210
Accrued interest	11,295	8,192
Capital expenditure accrual	7,570	9,834
Accrued income taxes and deferred tax liabilities, net	432	321
Derivative Liability	184	—
Total accounts payable and other liabilities	$111,471	$113,185
(1)Deferred financing expenses per the above table are related to our revolving credit facility, and as such we have elected to classify them as an asset rather than as a contra-liability.
(2)Net of $2.8 million and $3.0 million of general reserves for uncollectible amounts as of March 31, 2023 and December 31, 2022, respectively. Receivables that were removed for Neighbors considered to be non-creditworthy were $5.9 million and $6.2 million as of March 31, 2023 and December 31, 2022, respectively.
(3)Net of $4.0 million and $4.2 million of receivables removed as of March 31, 2023 and December 31, 2022, respectively, related to straight-line rent for Neighbors previously or currently considered to be non-creditworthy.

Phillips Edison & Company	21

Supplemental Statements of Operations Detail Unaudited, in thousands

	Three Months Ended March 31,
	2023	2022

REVENUES
Rental income(1)	$108,883	$101,132
Recovery income(1)	35,744	33,845
Straight-line rent amortization	2,443	1,695
Amortization of lease assets	1,216	992
Lease buyout income	355	1,964
Adjustments for collectibility(2)(3)	(913)	(880)
Fees and management income	2,478	2,461
Other property income	858	954
Total revenues	$151,064	$142,163
(1)Includes income related to lease payments before assessing for collectibility.
(2)Includes revenue adjustments for non-creditworthy Neighbors.
(3)Contains general reserves but excludes reserves for straight-line rent amortization; includes recovery of previous revenue reserved.

INTEREST EXPENSE, NET
Interest on unsecured term loans and senior notes, net	$11,292	$9,916
Interest on secured debt	4,888	5,531
Interest on revolving credit facility, net	1,568	247
Non-cash amortization and other(1)	1,718	1,605
Loss on extinguishment or modification of debt and other, net(2)	—	900
Total interest expense, net	$19,466	$18,199
(1)Amortization of debt-related items includes items such as deferred financing expenses, assumed market debt, and derivative adjustments, net.
(2)Includes defeasance fees related to early repayments of debt.

OTHER EXPENSE, NET
Transaction and acquisition expenses	$(1,338)	$(2,045)
Federal, state, and local income tax expense	(118)	(97)
Equity in net income (loss) of unconsolidated joint ventures	90	(54)
Increase in fair value of earn-out liability	—	(1,809)
Other	611	(360)
Total other expense, net	$(755)	$(4,365)

Phillips Edison & Company	22

Capital Expenditures Unaudited, in thousands

	Three Months Ended March 31,
	2023	2022

CAPITAL EXPENDITURES FOR REAL ESTATE(1)(2)
Capital improvements	$3,709	$1,797
Tenant improvements	6,419	7,260
Redevelopment and development	11,977	7,994
Total capital expenditures for real estate	$22,105	$17,051
Corporate asset capital expenditures	365	918
Capitalized indirect costs(3)	1,214	639
Total capital spending activity	$23,684	$18,608

Cash paid for leasing commissions	$1,306	$2,110
(1)Includes landlord work.
(2)Amounts reported are net of insurance proceeds for property damage claims for the three months ended March 31, 2023.
(3)Amount includes internal salaries and related benefits of personnel who work directly on capital projects as well as capitalized interest expense.

Phillips Edison & Company	23

Active Capital Projects Unaudited, dollars in thousands

Project	Location	Description	Target Stabilization Quarter(1)	Incurred to Date	Future Spend	Total Estimated Costs	Estimated Project Yield

GROUND UP EXPANSION DEVELOPMENT
Rivermont Station	Alpharetta, GA	Construction of a 4K SF multi-tenant outparcel 100% leased with Jersey Mikes, Chipotle	Q2 2023	$1,946	$317	$2,262
Atwater Marketplace	Atwater, CA	Construction of a 2K SF single tenant outparcel 100% leased with Starbucks	Q2 2023	1,520	345	1,865
Cinco Ranch at Market Center	Katy, TX	Construction of a 7K SF multi-tenant outparcel 100% leased with Chipotle, Floyd's 99 Barbershop, Cup Bop, Handel's Ice Cream	Q3 2023	3,504	784	4,288
New Prague Commons	New Prague, MN	Construction of a 5K SF inline expansion 75% leased with Edward Jones, New Prague Tobacco	Q3 2023	1,178	298	1,476
Sunset Shopping Center	Corvallis, OR	Construction of a 2K SF single tenant outparcel 100% leased with Starbucks	Q4 2023	725	1,140	1,865
Northstar Marketplace	Ramsey, MN	Construction of a 7K SF multi-tenant outparcel	Q4 2023	2,041	1,093	3,134
Oak Mill Plaza	Niles, IL	Construction of a 5K SF multi-tenant outparcel 74% leased with Starbucks, Buffalo Wild Wings Go	Q4 2023	2,371	1,037	3,408
Shasta Crossroads	Redding, CA	Construction of a 4K SF multi-tenant outparcel 100% leased with Panera	Q4 2023	287	2,476	2,762

Total				$13,572	$7,490	$21,060	7%-10%

Phillips Edison & Company	24

Active Capital Projects Unaudited, dollars in thousands

Project	Location	Description	Target Stabilization Quarter(1)	Incurred to Date	Future Spend	Total Estimated Costs	Estimated Project Yield
REDEVELOPMENT
Lake Washington Crossing	Melbourne, FL	Demolish and rebuild Publix.	Q2 2023	$4,926	$1,873	$6,799
Lafayette Square	Lafayette, IN	Remerchandise former Needlers with Dollar Tree Family Dollar	Q2 2023	527	750	1,277
The Oaks	Hudson, FL	Multi-phase Repositioning project with EOS Fitness, Ross, and Five Below	Q3 2023	1,967	9,321	11,287
Shoregate Town Center	Willowick, OH	Remerchandise former Pat Catans with Goodwill	Q3 2023	182	1,665	1,847
Loganville Town Center	Loganville, GA	Purchase and repositioning of single tenant outparcel into multi-tenant. 100% leased with First Watch and Sage Dental.	Q3 2023	2,652	769	3,421

Total				$10,254	$14,378	$24,631	9%-15%
All Projects Total				$23,826	$21,868	$45,691	9%-12%

2023 COMPLETED PROJECTS	3					$9,179	10%
(1)The timing of our projects and the targeted stabilization quarter may be impacted by factors outside of our control.

Phillips Edison & Company	25

Capitalization and Debt Ratios Unaudited, in thousands (excluding per share amounts and leverage ratios)

	March 31, 2023	December 31, 2022

EQUITY CAPITALIZATION
Common stock outstanding	117,259	117,126
OP units outstanding	14,298	14,099
Total shares and units outstanding	131,557	131,225
Share price	$32.62	$31.84
Total equity market capitalization	$4,291,389	$4,178,204

DEBT
Debt obligations, net	$1,967,252	$1,896,594
Add: Discount on notes payable	6,828	7,001
Add: Market debt adjustments, net	1,512	1,226
Add: Deferred financing expenses, net	7,486	7,963
Total debt - gross	1,983,078	1,912,784
Less: Cash and cash equivalents	6,405	5,478
Total net debt - consolidated	1,976,673	1,907,306
Add: Prorated share from unconsolidated joint ventures	23,979	24,096
Total net debt	$2,000,652	$1,931,402

ENTERPRISE VALUE
Total net debt	$2,000,652	$1,931,402
Total equity market capitalization	4,291,389	4,178,204
Total enterprise value	$6,292,041	$6,109,606

FINANCIAL LEVERAGE RATIOS
Net debt to Adjusted EBITDAre - annualized:
Net debt	$2,000,652	$1,931,402
Adjusted EBITDAre - annualized(1)	375,118	367,385
Net debt to Adjusted EBITDAre - annualized	5.3x	5.3x

Net debt to total enterprise value:
Net debt	$2,000,652	$1,931,402
Total enterprise value	6,292,041	6,109,606
Net debt to total enterprise value	31.8%	31.6%
(1)Adjusted EBITDAre is based on a trailing twelve month period.

Phillips Edison & Company	26

Summary of Outstanding Debt Unaudited, dollars in thousands

	Outstanding Balance	Contractual Interest Rate	Maturity Date	Percent of Total Indebtedness

SECURED DEBT
Individual property mortgages	$117,549	3.45% - 6.43%	2023 - 2031	6%
Secured pool due 2027 (15 assets)	195,000	3.52%	2027	10%
Secured pool due 2030 (16 assets)	200,000	3.35%	2030	10%
Total secured debt	$512,549			26%

UNSECURED DEBT
Revolving credit facility(1)	$165,000	SOFR + 1.14%	2026	8%
Term loan due 2024	100,000	SOFR + 1.35%	2024	5%
Term loan due 2024	200,000	SOFR + 1.35%	2024	10%
Term loan due 2024	175,000	SOFR + 1.35%	2024	9%
Term loan due 2025(1)	240,000	SOFR + 1.29%	2025	12%
Term loan due 2026(1)	240,000	SOFR + 1.29%	2026	12%
Senior unsecured note due 2031	350,000	2.63%	2031	18%
Total unsecured debt	$1,470,000			74%

Finance leases, net	529

Total debt obligations	$1,983,078

Assumed market debt adjustments, net	$(1,512)
Discount on notes payable	(6,828)
Deferred financing expenses, net	(7,486)
Debt obligations, net	$1,967,252

	Notional Amount	Fixed Rate

SOFR INTEREST RATE SWAPS(2)
Interest rate swap expiring September 2023	255,000	1.30%
Interest rate swap expiring October 2024	200,000	2.19%
Interest rate swap expiring September 2024	175,000	2.17%
Interest rate swap expiring November 2025	125,000	2.94%
Total notional amount	$755,000
(1) Reflects a 1 basis point reduction due to the achievement of certain sustainability metric targets for the three months ended March 31, 2023.
(2) Does not include the $200 million SOFR swap with a 3.359% interest rate that becomes effective September 15, 2023.

Phillips Edison & Company	27

Debt Overview and Schedule of Maturities Unaudited, dollars in thousands

	Secured Debt			Unsecured Debt
Maturity Year	Scheduled Mortgage Principal Payments	Mortgage Loans	Secured Portfolio Loans	Unsecured Term Loans	Senior Unsecured Notes	Revolving Line of Credit	Total Consolidated Debt	Pro Rata Share of JV Debt	Total Debt	Weighted-Average Interest Rate(1)
2023	$2,859	$19,010	$—	$—	$—	$—	$21,869	$—	$21,869	5.2%
2024	2,996	25,130	—	475,000	—	—	503,126	—	503,126	3.1%
2025	1,956	35,680	—	240,000	—	—	277,636	—	277,636	3.7%
2026	1,908	—	—	240,000	—	165,000	406,908	24,358	431,266	5.6%
2027	1,905	3,690	195,000	—	—	—	200,595	—	200,595	3.6%
2028	767	16,600	—	—	—	—	17,367	—	17,367	4.8%
2029	805	—	—	—	—	—	805	—	805	—%
2030	844	—	200,000	—	—	—	200,844	—	200,844	3.4%
2031	560	2,839	—	—	350,000	—	353,399	—	353,399	2.7%
Net debt market adjustments / discounts / issuance costs	—	—	—	—	—	—	(15,826)	(691)	(16,517)	N/A
Finance leases	—	—	—	—	—	—	529	—	529	N/A
Total(2)	$14,600	$102,949	$395,000	$955,000	$350,000	$165,000	$1,967,252	$23,667	$1,990,919	3.8%

			Weighted-Average
	Total Debt	Percent of Total Indebtedness	Effective Interest Rate(1)	Years to Maturity(2)
Fixed rate debt(1)	$1,617,549	80.6%	3.2%	6.5
Variable rate debt	365,000	18.2%	6.0%	2.3
Net debt premiums / issuance costs	(15,826)	N/A	N/A	N/A
Finance leases	529	N/A	N/A	N/A
Total consolidated debt	$1,967,252	98.8%	3.8%	4.1
Pro rata share of JV Debt	24,358	1.2%	3.6%	3.6
Net debt premiums / issuance costs of JV Debt	(691)	N/A	N/A	N/A
Total consolidated + JV debt	$1,990,919	100.0%	3.8%	4.1
(1)Excludes the impact of subsequent debt activity and includes the impact of $755,000 of interest rate swaps with a weighted-average SOFR swap rate of 2.0%; see detail on previous page.
(2)Excludes the impact of options to extend debt maturities.

Phillips Edison & Company	28

Debt Covenants Unaudited, dollars in thousands

UNSECURED CREDIT FACILITY AND TERM LOANS DUE 2024, 2025, AND 2026
	Covenant	March 31, 2023
LEVERAGE RATIO
Total Indebtedness		$2,002,089
Total Asset Value		$6,438,784
Leverage Ratio	=<60%	31.1%

SECURED LEVERAGE RATIO
Total Secured Indebtedness		$537,437
Total Asset Value		$6,438,784
Secured Leverage Ratio	=<35%	8.3%

FIXED CHARGE COVERAGE RATIO
Adjusted EBITDA		$353,731
Total Fixed Charges		$74,089
Fixed Charge Coverage Ratio	>1.5x	4.77x

MAXIMUM UNSECURED INDEBTEDNESS TO UNENCUMBERED ASSET VALUE
Total Unsecured Indebtedness		$1,483,667
Unencumbered Asset Value		$5,080,700
Unsecured Indebtedness to Unencumbered Asset Value	=<60%	29.2%

MINIMUM UNENCUMBERED NOI TO INTEREST EXPENSE
Unencumbered NOI		$329,973
Interest Expense for Unsecured Indebtedness		$47,325
Unencumbered NOI to Interest Expense	>=1.75x	6.97x

DIVIDEND PAYOUT RATIO
Distributions		$145,923
Funds From Operations		$304,150
Dividend Payout Ratio	<95%	48.0%

SENIOR UNSECURED NOTES DUE 2031
	Covenant	March 31, 2023
AGGREGATE DEBT TEST
Total Indebtedness		$1,995,850
Total Asset Value		$5,840,465
Aggregate Debt Test	<65%	34.2%

SECURED DEBT TEST
Total Secured Indebtedness		$513,079
Total Asset Value		$5,840,465
Secured Debt Test	<40%	8.8%

DEBT SERVICE TEST
Consolidated EBITDA		$375,469
Annual Debt Service Charge		$67,138
Debt Service Test	>1.5x	5.59x

MAINTENANCE OF TOTAL UNENCUMBERED ASSETS
Unencumbered Asset Value		$4,779,290
Total Unsecured Indebtedness		$1,482,771
MAINTENANCE OF TOTAL UNENCUMBERED ASSETS	>150%	322%

Note: Calculations are per covenant definitions as set forth in the applicable debt agreements.

Phillips Edison & Company	29

TRANSACTIONAL SUMMARY
Quarter Ended March 31, 2023

Acquisition Summary Unaudited, dollars in thousands

Date	Property Name	Location	Total GLA	Contract Price	Leased Occupancy at Acquisition	Grocery Anchor
1/19/2023	Providence Commons	Mt. Juliet, TN	110,137	$27,100	100.0%	Publix
3/16/2023	Village Shoppes at Windermere	Suwanee, GA	73,442	19,550	93.2%	Publix
3/27/2023	Town Center at Jensen Beach	Jensen Beach, FL	109,326	17,200	83.8%	Publix
3/27/2023	Shops at Sunset Lakes	Miramar, FL	70,288	14,800	96.8%	Publix
Total acquisitions			363,193	$78,650

Weighted-average cap rate(1)		6.3%

(1) Weighted average cap rates exclude non-income producing assets.

Disposition Summary Unaudited, dollars in thousands

There were no dispositions during the three months ended March 31, 2023.

Phillips Edison & Company	31

PORTFOLIO SUMMARY
Quarter Ended March 31, 2023

Wholly-Owned Portfolio Summary Unaudited, dollars and square feet in thousands (excluding per square foot amounts)

As of March 31, 2023

PORTFOLIO OVERVIEW:
Number of shopping centers	275
Number of states	31
Total GLA	31,456
Average shopping center GLA	114
Total ABR	$445,611
Total ABR from necessity-based goods and services(1)	71.0%
Percent of ABR from non-grocery anchors	13.7%
Percent of ABR from inline spaces	54.0%
GROCERY METRICS:
Percent of ABR from omni-channel grocery-anchored shopping centers	97.2%
Percent of ABR from grocery anchors	32.3%
Percent of occupied GLA leased to grocery Neighbors	47.1%
Grocer health ratio(2)	2.2%
Percent of ABR from centers with grocery anchors that are #1 or #2 by sales	87.1%
Average annual sales per square foot of reporting grocers	$665
LEASED OCCUPANCY AS A PERCENTAGE OF RENTABLE SQUARE FEET:
Total portfolio	97.5%
Anchor spaces	99.3%
Inline spaces	94.3%
AVERAGE REMAINING LEASE TERM (IN YEARS):(3)
Total portfolio	4.5
Grocery anchor spaces	4.5
Non-grocery anchor spaces	5.0
Inline spaces	4.1
PORTFOLIO RETENTION RATE:(4)
Total portfolio	94.7%
Anchor spaces	98.9%
Inline spaces	83.3%
AVERAGE ABR PER SQUARE FOOT:
Total portfolio	$14.52
Anchor spaces	$9.95
Inline spaces	$23.66
(1)Inclusive of our prorated portion of shopping centers owned through our unconsolidated joint venture.
(2)Based on the most recently reported sales data available.
(3)The average remaining lease term in years is as of March 31, 2023. Including future options to extend the term of the lease, the average remaining lease term in years for our total portfolio, grocery anchors, non-grocery anchors and inline spaces is 20.8, 31.6, 16.3, and 8.2, respectively.
(4)For the three months ended March 31, 2023.

Phillips Edison & Company	33

ABR by Neighbor Category Unaudited

As of March 31, 2023
NECESSITY RETAIL AND SERVICES
Grocery	32.3%
Quick service - Restaurant	10.7%
Medical	6.1%
Beauty & Hair Care	5.2%
Banks, insurance, and government services	3.7%
Dollar stores	2.3%
Pet supply	1.9%
Hardware/automotive	1.5%
Telecommunications/cell phone services	1.5%
Wine, Beer, & Liquor	1.5%
Education & Training	1.6%
Pharmacy	0.8%
Other Necessity-based	1.9%
Total ABR from Necessity-based goods and services	71.0%

OTHER RETAIL STORES
Soft goods(1)	13.0%
Full service - restaurant	6.9%
Fitness and lifestyle services(2)	5.5%
Other retail(3)	3.6%
Total ABR from other retail stores	29.0%
Total ABR	100.0%
(1)Includes ABR contributions of 2% from each of apparel/shoes/accessories, department stores, and home furnishings Neighbors.
(2)Includes ABR contribution of 3% from fitness Neighbors.
(3)Includes ABR contribution of 1% from entertainment Neighbors.

Phillips Edison & Company	34

Occupancy and ABR Unaudited

	Quarter Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022

OCCUPANCY
Leased Basis
Anchor	99.3%	99.3%	98.9%	98.7%	98.1%
Inline	94.3%	93.8%	93.6%	93.2%	92.6%
Total leased occupancy	97.5%	97.4%	97.1%	96.8%	96.2%

Economic Basis
Anchor	98.4%	98.4%	98.4%	98.1%	97.7%
Inline	93.5%	92.5%	92.7%	92.5%	92.0%
Total economic occupancy	96.7%	96.4%	96.4%	96.2%	95.7%

ABR
Leased Basis - $
Anchor	$203,525	$200,926	$198,873	$197,449	$194,456
Inline	242,086	234,786	230,132	223,570	218,062
Total ABR	$445,611	$435,712	$429,005	$421,019	$412,518

Leased Basis - PSF
Anchor	$9.95	$9.92	$9.85	$9.83	$9.78
Inline	23.66	$23.39	$23.00	$22.66	$22.33
Total ABR PSF	$14.52	$14.39	$14.21	$14.06	$13.91

Phillips Edison & Company	35

Top 25 Neighbors by ABR Dollars and square footage amounts in thousands

			Number of Locations
	Neighbor	Banners Leased at PECO Centers	Wholly-Owned	Joint Ventures	ABR(1)	% ABR(1)	Leased SF(1)
1	Kroger	Kroger, Ralphs, Smith’s, King Soopers, Fry's Food Stores, Quality Food Centers, Harris Teeter, Pick ‘n Save, Mariano’s, Food 4 Less, Metro Market	56	6	$27,830	6.2%	3,411
2	Publix	Publix	52	9	25,996	5.8%	2,510
3	Albertsons	Albertsons, Safeway, Vons, Jewel-Osco, Shaw's Supermarket, Tom Thumb, United Supermarkets, Market Street United, Randalls	29	2	18,343	4.1%	1,709
4	Ahold Delhaize	Giant, Stop & Shop, Food Lion, Martin's	23	—	17,738	3.9%	1,249
5	Walmart	Walmart, Walmart Neighborhood Market	13	—	8,971	2.0%	1,770
6	Giant Eagle	Giant Eagle	9	1	7,384	1.6%	759
7	Sprouts Farmers Market	Sprouts Farmers Market	14	—	6,538	1.5%	422
8	TJX Companies	T.J. Maxx, HomeGoods, Marshalls, Sierra Trading	18	—	6,137	1.4%	516
9	Raley's	Raley's	5	—	4,592	1.0%	288
10	Dollar Tree	Dollar Tree, Family Dollar	32	4	3,641	0.8%	343
11	SUPERVALU	Cub Foods	5	—	3,280	0.7%	336
12	Subway Group	Subway	63	3	2,498	0.6%	95
13	Lowe's	Lowe's	3	1	2,470	0.5%	369
14	Anytime Fitness, Inc.	Anytime Fitness	28	2	2,458	0.5%	146
15	Starbucks Corporation	Starbucks	32	—	2,448	0.5%	57
16	Food 4 Less (PAQ)	Food 4 Less	2	—	2,305	0.5%	119
17	Pet Supplies Plus	Pet Supplies Plus	19	—	2,253	0.5%	148
18	Kohl's Corporation	Kohl's	4	—	2,241	0.5%	365
19	Office Depot	Office Depot, OfficeMax	8	—	2,237	0.5%	179
20	United Parcel Service	The UPS Store	57	8	2,230	0.5%	83
21	Save Mart	Save Mart Supermarkets, FoodMaxx, Lucky Supermarkets	5	—	2,194	0.5%	258
22	Great Clips, Inc.	Great Clips	63	7	2,170	0.5%	80
23	Petco Animal Supplies, Inc.	Petco	9	1	2,044	0.5%	115
24	Planet Fitness	Planet Fitness	8	—	2,021	0.5%	176
25	Wells Fargo Financial	Wells Fargo Bank	13	1	1,999	0.4%	41
	Total		570	45	$162,018	36.0%	15,544
(1)Includes the prorated portion owned through our unconsolidated joint venture.

Phillips Edison & Company	36

Neighbors by Type and Industry(1)(2) Unaudited

Leased Square Feet by Neighbor Type

National & Regional: 35.8%
Grocery: 47.1%
Local: 17.1%

ABR
by Neighbor Type
Grocery:
32.3%
National &
Regional:
41.6%
Local:
26.1%

Leased Square Feet
by Neighbor Industry
Grocery:
47.1%
Retail
Stores:
24.1%
Services:
19.0%
Restaurant: 9.8%

ABR
by Neighbor Industry
Retail Stores: 22.3%
Grocery: 32.3%
Services: 27.8%
Restaurant: 17.6%

(1)We define national Neighbors as those Neighbors that operate in at least three states. Regional Neighbors are defined as those Neighbors that have at least three locations in fewer than three states.
(2)Includes the prorated portion owned through our unconsolidated joint venture.

Phillips Edison & Company	37

Properties by State(1) Dollars and square footage amounts in thousands (excluding per square foot amounts)

State	ABR	% ABR	ABR / Leased SF	GLA	% GLA	% Leased	Number of Properties
Florida	$55,940	12.4%	$14.27	4,079	12.6%	96.1%	51
California	48,543	10.8%	20.69	2,404	7.6%	97.6%	25
Georgia	38,950	8.7%	13.41	2,935	9.4%	99.0%	30
Texas	35,680	7.9%	17.20	2,115	6.7%	98.1%	18
Ohio	25,685	5.7%	10.85	2,408	7.6%	98.3%	20
Colorado	24,667	5.5%	17.90	1,408	4.4%	97.9%	12
Illinois	24,605	5.5%	15.66	1,637	5.1%	95.9%	14
Virginia	22,133	4.9%	16.81	1,363	4.2%	96.6%	13
Minnesota	18,013	4.0%	14.84	1,265	3.9%	95.9%	12
Massachusetts	16,281	3.6%	14.88	1,147	3.5%	95.4%	9
Nevada	13,464	3.0%	22.20	623	2.0%	97.3%	5
Pennsylvania	12,180	2.7%	12.38	1,001	3.2%	98.3%	6
Wisconsin	12,020	2.7%	11.47	1,061	3.4%	98.8%	9
Arizona	10,586	2.3%	14.51	736	2.3%	99.1%	6
Maryland	9,519	2.1%	20.77	467	1.5%	98.0%	4
South Carolina	9,411	2.1%	11.28	867	2.7%	96.2%	8
North Carolina	8,188	1.8%	12.78	659	2.1%	97.3%	10
Tennessee	7,939	1.8%	9.96	802	2.6%	99.5%	5
Indiana	7,081	1.6%	8.83	832	2.6%	96.3%	5
Michigan	6,934	1.5%	9.63	724	2.3%	99.6%	5
Kentucky	6,617	1.5%	10.79	616	2.0%	99.6%	4
Connecticut	5,905	1.3%	14.10	421	1.4%	99.5%	4
New Mexico	5,718	1.3%	14.45	404	1.3%	98.0%	3
Oregon	4,799	1.1%	15.73	314	1.0%	97.2%	4
Kansas	4,564	1.0%	12.32	376	1.2%	98.4%	3
New Jersey	4,163	0.9%	24.56	169	0.5%	100.0%	1
Washington	2,754	0.6%	16.24	173	0.5%	98.1%	2
Iowa	2,723	0.6%	7.84	360	1.1%	96.6%	3
Missouri	2,581	0.6%	11.93	222	0.7%	97.6%	2
New York	1,856	0.4%	11.53	163	0.5%	98.5%	1
Utah	451	0.1%	30.97	15	0.1%	100.0%	1
Total	$449,950	100.0%	$14.52	31,766	100.0%	97.6%	295
(1)Includes the prorated portion owned through our joint venture.

Phillips Edison & Company	38

New, Renewal, and Option Lease Summary Unaudited, dollars and square footage amounts in thousands (excluding per square foot amounts)

							Comparable Only
	Number of Leases Signed	GLA	ABR	ABR PSF(1)	Weighted-Average Lease Term (Years)	Cost of TI/TIA PSF(2)	Number of Leases	Increase in ABR PSF	Rent Spread %

TOTAL - NEW, RENEWAL, AND OPTION LEASES
Q1 2023	263	1,065	$20,060	$18.83	6.0	$7.16	195	$1.96	12.1%
Q4 2022	252	1,218	17,567	14.42	6.0	13.05	190	1.62	13.0%
Q3 2022	240	1,161	19,009	16.38	4.9	7.02	182	1.48	10.4%
Q2 2022	265	1,629	22,611	13.87	6.3	7.43	198	1.26	10.7%
Total	1,020	5,073	79,247	15.62	5.9	8.63	765	1.54	11.5%

NEW LEASES
Q1 2023	98	264	$6,149	$23.27	9.5	$27.39	30	$6.36	27.4%
Q4 2022	94	330	5,912	17.94	8.5	32.64	32	7.09	36.3%
Q3 2022	99	240	5,417	22.57	7.5	31.97	41	5.00	21.3%
Q2 2022	105	404	7,479	18.51	9.0	28.31	38	6.11	39.0%
Total	396	1,238	24,957	20.16	8.7	29.98	141	6.07	30.7%

RENEWAL LEASES
Q1 2023	126	303	$7,387	$24.40	4.8	$1.30	126	$3.38	16.1%
Q4 2022	120	480	7,675	16.00	5.3	10.73	120	1.95	13.9%
Q3 2022	104	260	6,215	23.94	4.3	1.84	104	3.21	15.5%
Q2 2022	120	263	6,185	23.56	4.2	1.16	120	2.97	14.4%
Total	470	1,306	27,462	21.05	4.7	4.85	470	2.74	15.0%

OPTION LEASES
Q1 2023	39	498	$6,524	$13.09	5.0	$—	39	$0.62	5.0%
Q4 2022	38	409	3,980	9.73	4.9	—	38	0.50	4.9%
Q3 2022	37	661	7,376	11.16	4.1	—	37	0.43	4.0%
Q2 2022	40	963	8,948	9.30	5.8	0.35	40	0.28	3.1%
Total	154	2,531	26,828	10.60	5.1	0.13	154	0.42	4.2%
(1)Per square foot amounts may not recalculate exactly based on other amounts presented within the table due to rounding.
(2)Excludes landlord work.

Phillips Edison & Company	39

Lease Expirations(1) Unaudited, square footage amounts in thousands

	Number of Leases	GLA Expiring	% of Leased GLA(2)	ABR PSF	% of ABR

TOTAL LEASES
MTM	57	146	0.5%	$19.08	0.6%
2023	410	1,422	4.6%	16.94	5.3%
2024	805	4,326	14.0%	13.58	13.1%
2025	767	4,667	15.0%	13.63	14.1%
2026	868	4,527	14.6%	15.07	15.2%
2027	817	4,349	14.0%	14.63	14.1%
2028	575	3,990	12.9%	13.93	12.4%
2029	231	1,839	5.9%	14.63	6.0%
2030	174	1,265	4.1%	15.90	4.5%
2031	186	1,182	3.8%	16.40	4.3%
2032	184	1,454	4.7%	13.84	4.5%
2033+	204	1,821	5.9%	14.67	5.9%
Total leases	5,278	30,988	100.0%	$14.52	100.0%

ANCHOR LEASES
MTM	2	29	0.1%	$11.39	0.1%
2023	22	626	2.0%	10.46	1.4%
2024	79	2,767	8.9%	9.04	5.6%
2025	83	3,315	10.7%	9.61	7.1%
2026	77	2,878	9.3%	10.18	6.5%
2027	82	2,781	9.0%	9.28	5.7%
2028	67	2,845	9.2%	9.58	6.1%
2029	35	1,359	4.4%	11.23	3.4%
2030	22	879	2.8%	12.56	2.5%
2031	27	756	2.4%	11.56	1.9%
2032	24	1,008	3.3%	8.51	1.9%
2033+	37	1,413	4.6%	11.21	3.5%
Anchor leases	557	20,656	66.7%	$9.95	45.7%

INLINE LEASES
MTM	55	117	0.4%	$20.95	0.5%
2023	388	796	2.6%	22.04	3.9%
2024	726	1,559	5.1%	21.64	7.5%
2025	684	1,352	4.3%	23.49	7.0%
2026	791	1,649	5.3%	23.61	8.7%
2027	735	1,568	5.0%	24.13	8.4%
2028	508	1,145	3.7%	24.75	6.3%
2029	196	480	1.5%	24.23	2.6%
2030	152	386	1.3%	23.51	2.0%
2031	159	426	1.4%	25.00	2.4%
2032	160	446	1.4%	25.88	2.6%
2033+	167	408	1.3%	26.69	2.4%
Inline leases	4,721	10,332	33.3%	$23.65	54.3%
(1)Statistics include our wholly-owned properties and the prorated portion owned through our unconsolidated joint venture.
(2)Percentage amounts may not recalculate exactly based on other amounts presented within the table due to rounding.

Phillips Edison & Company	40

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
51st & Olive Square	Glendale, AZ	100%	Phoenix-Mesa-Chandler, AZ	1975 / 2007	88,225	100.0%	$941	$10.66	Fry's Food Stores	N/A
Alameda Crossing	Avondale, AZ	100%	Phoenix-Mesa-Chandler, AZ	2006	141,721	100.0%	$2,592	$18.29	Sprouts Farmers Market	JOANN; Uptown Jungle; Big 5 Sporting Goods
Arcadia Plaza	Phoenix, AZ	100%	Phoenix-Mesa-Chandler, AZ	1980	63,637	100.0%	$1,475	$23.19	Sprouts Farmers Market	N/A
Broadway Plaza	Tucson, AZ	100%	Tucson, AZ	1982 / 1995	84,298	94.5%	$1,373	$17.23	Sprouts Farmers Market	N/A
Southern Palms	Tempe, AZ	100%	Phoenix-Mesa-Chandler, AZ	1982	257,739	99.2%	$3,324	$13.00	Sprouts Farmers Market	Goodwill; Southwest Institute of Healing Arts; Habitat for Humanity ReStore; Planet Fitness; AutoZone
Sunburst Plaza	Glendale, AZ	100%	Phoenix-Mesa-Chandler, AZ	1970	100,437	100.0%	$880	$8.77	Fry's Food Stores	Retail Mayhem
Atwater Marketplace	Atwater, CA	100%	N/A	2023	2,082	—%	$—	$—	N/A	N/A
Boronda Plaza	Salinas, CA	100%	Salinas, CA	2003 / 2006	93,071	96.6%	$2,205	$24.53	Food 4 Less	N/A
Broadway Pavilion	Santa Maria, CA	100%	Santa Maria-Santa Barbara, CA	1987	142,944	98.7%	$2,260	$16.02	Food Maxx	Idler's Home; Party City
Central Valley Marketplace	Ceres, CA	100%	Modesto, CA	2005	82,397	100.0%	$1,815	$22.02	Food 4 Less	N/A
Commonwealth Square	Folsom, CA	100%	Sacramento-Roseville-Folsom, CA	1987	141,310	97.3%	$2,139	$15.56	Raley's	N/A
Contra Loma Plaza	Antioch, CA	100%	San Francisco-Oakland-Berkeley, CA	1989	74,616	96.1%	$863	$12.03	Lucky Supermarkets	N/A
Del Paso Marketplace	Sacramento, CA	100%	Sacramento-Roseville-Folsom, CA	2006	59,796	100.0%	$1,570	$26.26	Sprouts Farmers Market	N/A
Driftwood Village	Ontario, CA	100%	Riverside-San Bernardino-Ontario, CA	1985	95,421	100.0%	$1,842	$19.31	Food 4 Less	N/A
Herndon Place	Fresno, CA	100%	Fresno, CA	2005	95,370	98.6%	$1,648	$17.52	Save Mart Supermarkets	N/A
Laguna 99 Plaza	Elk Grove, CA	100%	Sacramento-Roseville-Folsom, CA	1992	89,188	100.0%	$1,867	$20.93	Walmart Neighborhood Market	California Backyard
North Point Landing	Modesto, CA	100%	Modesto, CA	1964 / 2008	152,769	95.1%	$2,291	$15.76	Walmart	N/A
Quartz Hill Towne Centre	Lancaster, CA	100%	Los Angeles-Long Beach-Anaheim, CA	1991 / 2012	110,306	100.0%	$2,088	$18.93	Vons	CVS
Red Maple Village	Tracy, CA	100%	Stockton, CA	2009	97,591	100.0%	$2,590	$26.54	Raley's	N/A
Riverlakes Village	Bakersfield, CA	100%	Bakersfield, CA	1997	94,012	98.6%	$1,971	$21.26	Vons	N/A
Rocky Ridge Town Center	Roseville, CA	100%	Sacramento-Roseville-Folsom, CA	1996	93,337	100.0%	$2,847	$30.50	Sprouts Farmers Market	BevMo!

Phillips Edison & Company	41

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Shasta Crossroads	Redding, CA	100%	Redding, CA	1989 / 2016	110,915	88.2%	$1,845	$18.86	Food Maxx	N/A
Sierra Del Oro Towne Centre	Corona, CA	100%	Riverside-San Bernardino-Ontario, CA	1991	110,627	100.0%	$2,205	$19.94	Ralphs	Dollar Tree
Sierra Vista Plaza	Murrieta, CA	100%	Riverside-San Bernardino-Ontario, CA	1991	80,259	98.1%	$2,006	$25.47	Stater Bros Markets (shadow)	CVS
Sterling Pointe Center	Lincoln, CA	100%	Sacramento-Roseville-Folsom, CA	2004	136,020	100.0%	$3,018	$22.18	Raley's	N/A
Sunridge Plaza	Rancho Cordova, CA	100%	Sacramento-Roseville-Folsom, CA	2017	87,815	84.8%	$2,337	$31.38	Raley's	N/A
Town & Country Village	Sacramento, CA	100%	Sacramento-Roseville-Folsom, CA	1950 / 2004	216,192	96.4%	$4,079	$19.57	Sprouts Farmers Market; Trader Joe's	Ross Dress for Less; T.J.Maxx; Bed Bath & Beyond; Royal Flooring; Ulta
Village One Plaza	Modesto, CA	100%	Modesto, CA	2007	105,658	100.0%	$2,497	$23.63	Raley's	N/A
Vineyard Center	Templeton, CA	100%	San Luis Obispo-Paso Robles, CA	2007	21,117	100.0%	$673	$31.86	Trader Joe's	N/A
West Acres Shopping Center	Fresno, CA	100%	Fresno, CA	1990	83,414	100.0%	$934	$11.19	Food Maxx	N/A
Windmill Marketplace	Clovis, CA	100%	Fresno, CA	2001	27,486	100.0%	$952	$34.63	Save Mart (shadow)	N/A
Arapahoe Marketplace	Greenwood Village, CO	100%	Denver-Aurora-Lakewood, CO	1977 / 1989	191,761	99.0%	$4,333	$22.82	Sprouts Farmers Market	The Tile Shop; Molly's Spirits; Crunch Fitness; Office Depot
Broadlands Marketplace	Broomfield, CO	100%	Denver-Aurora-Lakewood, CO	2002	103,883	100.0%	$1,400	$13.48	Safeway	N/A
Fairfield Commons	Lakewood, CO	100%	Denver-Aurora-Lakewood, CO	1985	143,276	100.0%	$2,816	$19.66	Sprouts Farmers Market	T.J.Maxx; Planet Fitness; Aaron's
Foxridge Plaza	Centennial, CO	100%	Denver-Aurora-Lakewood, CO	1983	53,988	94.7%	$1,218	$23.83	Kings Soopers (shadow)	N/A
Golden Town Center	Golden, CO	100%	Denver-Aurora-Lakewood, CO	1993 / 2003	117,882	100.0%	$1,849	$15.68	King Soopers	N/A
Kipling Marketplace	Littleton, CO	100%	Denver-Aurora-Lakewood, CO	1983 / 2009	90,124	100.0%	$1,329	$14.74	Safeway	N/A
Meadows on the Parkway	Boulder, CO	100%	Boulder, CO	1989	212,985	91.4%	$3,635	$18.67	Safeway	Walgreens; Dollar Tree; Regus
Nor'Wood Shopping Center	Colorado Springs, CO	100%	Colorado Springs, CO	2003	73,082	100.0%	$1,141	$15.61	Safeway	N/A
Roxborough Marketplace	Littleton, CO	100%	Denver-Aurora-Lakewood, CO	2005	101,622	95.6%	$1,458	$15.01	Safeway	N/A
Thompson Valley Towne Center	Loveland, CO	100%	Fort Collins, CO	1999	125,122	99.0%	$2,274	$18.35	King Soopers	Thompson Valley Liquor
Westwoods Shopping Center	Arvada, CO	100%	Denver-Aurora-Lakewood, CO	2003	90,855	100.0%	$1,407	$15.49	King Soopers	N/A
Wheat Ridge Marketplace	Wheat Ridge, CO	100%	Denver-Aurora-Lakewood, CO	1996	103,438	99.0%	$1,807	$17.64	Safeway	N/A
Everybody's Plaza	Cheshire, CT	100%	New Haven-Milford, CT	1960 / 2005	49,975	100.0%	$961	$19.23	Big Y	N/A

Phillips Edison & Company	42

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Montville Commons	Montville, CT	100%	Norwich-New London, CT	2007	116,916	98.3%	$1,799	$15.66	Stop & Shop	N/A
Stop & Shop Plaza	Enfield, CT	100%	Hartford-East Hartford-Middletown, CT	1988 / 1998	124,218	100.0%	$2,013	$16.20	Stop & Shop	N/A
Willimantic Plaza	Willimantic, CT	100%	Worcester, MA-CT	1968 / 1990	129,781	100.0%	$1,131	$8.71	BJ's Wholesale Club	N/A
Alico Commons	Fort Myers, FL	100%	Cape Coral-Fort Myers, FL	2009	100,734	100.0%	$1,754	$17.41	Publix	Non Stop Fitness
Bloomingdale Hills	Riverview, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2002 / 2012	78,442	100.0%	$768	$9.80	Walmart Neighborhood Market	N/A
Breakfast Point Marketplace	Panama City Beach, FL	100%	Panama City, FL	2009 / 2010	97,938	100.0%	$1,487	$15.19	Publix	Office Depot
Broadway Promenade	Sarasota, FL	100%	North Port-Sarasota-Bradenton, FL	2007	49,271	94.8%	$914	$19.58	Publix	N/A
ChampionsGate Village	Davenport, FL	100%	Orlando-Kissimmee-Sanford, FL	2001	62,699	100.0%	$1,004	$16.01	Publix	N/A
Cocoa Commons	Cocoa, FL	100%	Palm Bay-Melbourne-Titusville, FL	1986	90,116	98.2%	$1,217	$13.75	Publix	N/A
Colonial Promenade	Winter Haven, FL	100%	Lakeland-Winter Haven, FL	1986 / 2008	280,228	99.4%	$2,513	$9.02	Walmart	N/A
Coquina Plaza	Southwest Ranches, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	1998	91,120	94.3%	$1,702	$19.80	Publix	N/A
Crosscreek Village	St. Cloud, FL	100%	Orlando-Kissimmee-Sanford, FL	2008	69,660	100.0%	$1,103	$15.83	Publix	N/A
Crystal Beach Plaza	Palm Harbor, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2010	59,015	100.0%	$1,084	$18.37	Publix	N/A
Deerwood Lake Commons	Jacksonville, FL	14%	Jacksonville, FL	2003	67,528	97.9%	$1,164	$17.60	Publix	N/A
French Golden Gate	Bartow, FL	100%	Lakeland-Winter Haven, FL	1960 / 2011	140,379	93.5%	$1,714	$13.05	Publix	Bealls Outlet; Walgreens
Golden Eagle Village	Clermont, FL	100%	Orlando-Kissimmee-Sanford, FL	2011	64,051	100.0%	$1,056	$16.49	Publix	N/A
Goolsby Pointe	Riverview, FL	14%	Tampa-St. Petersburg-Clearwater, FL	2000	75,525	100.0%	$1,204	$15.94	Publix	N/A
Harbour Village	Jacksonville, FL	100%	Jacksonville, FL	2006	113,069	98.7%	$2,012	$18.03	The Fresh Market	Crunch Fitness; Lionshare Cowork
Heath Brook Commons	Ocala, FL	100%	Ocala, FL	2002	79,590	100.0%	$1,068	$13.41	Publix	N/A
Heron Creek Towne Center	North Port, FL	100%	North Port-Sarasota-Bradenton, FL	2001	64,664	100.0%	$902	$13.95	Publix	N/A

Phillips Edison & Company	43

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Island Walk Shopping Center	Fernandina Beach, FL	100%	Jacksonville, FL	1987 / 2012	213,656	91.0%	$2,014	$10.36	Publix	Bealls; Bealls Outlet/Home Centric; Staples
Kings Crossing	Sun City Center, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2000 / 2018	75,020	100.0%	$1,231	$16.41	Publix	N/A
Lake Washington Crossing	Melbourne, FL	100%	Palm Bay-Melbourne-Titusville, FL	1987 / 2012	114,320	96.7%	$1,589	$14.36	Publix	BPC Plasma
Lakewood Plaza	Spring Hill, FL	14%	Tampa-St. Petersburg-Clearwater, FL	1993 / 1997	106,999	95.0%	$1,414	$13.91	Publix	JOANN
Lutz Lake Crossing	Lutz, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2002	64,986	100.0%	$961	$14.79	Publix	N/A
MetroWest Village	Orlando, FL	100%	Orlando-Kissimmee-Sanford, FL	1990	106,857	96.0%	$1,754	$17.10	Publix	N/A
Oakhurst Plaza	Seminole, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1974 / 2001	51,502	94.8%	$610	$12.50	Publix	N/A
Ocean Breeze Plaza	Ocean Breeze, FL	100%	Port St. Lucie, FL	1993 / 2010	96,192	91.7%	$1,546	$17.52	Publix	Just Believe Recovery Center
Orange Grove Shopping Center	North Fort Myers, FL	100%	Cape Coral-Fort Myers, FL	1999	68,865	100.0%	$863	$12.53	Publix	N/A
Ormond Beach Mall	Ormond Beach, FL	100%	Deltona-Daytona Beach-Ormond Beach, FL	1967 / 2010	101,552	95.7%	$1,299	$13.38	Publix	Bealls Outlet; Dollar Floor; Dollar Tree
Park Place Plaza	Port Orange, FL	100%	Deltona-Daytona Beach-Ormond Beach, FL	1984	87,056	95.7%	$1,013	$12.16	N/A	Bealls
Parsons Village	Seffner, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1983 / 1994	78,041	100.0%	$1,003	$12.85	Winn-Dixie (shadow)	City Buffet; Family Dollar
Publix at Northridge	Sarasota, FL	14%	North Port-Sarasota-Bradenton, FL	2003	65,320	100.0%	$1,248	$19.10	Publix	N/A
Publix at Seven Hills	Spring Hill, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1991 / 2006	72,590	100.0%	$951	$13.09	Publix	N/A
Publix at St. Cloud	St. Cloud, FL	14%	Orlando-Kissimmee-Sanford, FL	2003	78,779	98.5%	$1,186	$15.28	Publix	N/A
Rockledge Square	Rockledge, FL	100%	Palm Bay-Melbourne-Titusville, FL	1985	78,879	100.0%	$1,305	$16.55	Publix	Health First Medical Group
Sanibel Beach Place	Fort Myers, FL	100%	Cape Coral-Fort Myers, FL	2003	74,286	98.1%	$946	$12.98	Publix	N/A
Shoppes at Avalon	Spring Hill, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2009	62,786	100.0%	$994	$15.84	Publix	N/A

Phillips Edison & Company	44

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Shoppes at Glen Lakes	Weeki Wachee, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2008	66,601	100.0%	$974	$14.63	Publix	N/A
Shoppes of Lake Village	Leesburg, FL	100%	Orlando-Kissimmee-Sanford, FL	1987 / 1998	132,927	91.0%	$1,854	$15.32	Publix	Sproutfitters
Shoppes of Paradise Lakes	Miami, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	1999	83,597	100.0%	$1,413	$16.91	Publix	N/A
Shops at Sunset Lakes	Miramar, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	1999	70,274	98.4%	$1,051	$15.20	Publix	N/A
South Oaks Shopping Center	Live Oak, FL	100%	N/A	1976 / 2000	102,816	88.8%	$659	$7.21	N/A	Big Lots; Bealls Outlet; Farmers Home Furniture
St. Charles Plaza	Davenport, FL	100%	Lakeland-Winter Haven, FL	2007	65,000	100.0%	$1,080	$16.62	Publix	N/A
St. Johns Plaza	Titusville, FL	14%	Palm Bay-Melbourne-Titusville, FL	1985	119,489	100.0%	$1,334	$11.16	Publix	Bealls Outlet; Floor Factory; Dollar Tree
The Oaks	Hudson, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1981	176,494	75.2%	$1,611	$12.15	Save-A-Lot	EoS Fitness; Ross Dress for Less; Five Below; Dollar Tree
Town Center at Jensen Beach	Jensen Beach, FL	100%	Port St. Lucie, FL	2000	109,326	83.4%	$1,203	$13.19	Publix	Party City
Towne Centre at Wesley Chapel	Wesley Chapel, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2000	69,425	100.0%	$1,013	$14.59	Winn-Dixie	N/A
Valrico Commons	Valrico, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1986 / 2011	137,316	100.0%	$2,216	$16.14	Publix	Ross Dress for Less; Five Below
Vineyard Shopping Center	Tallahassee, FL	100%	Tallahassee, FL	2002	62,821	100.0%	$751	$11.95	Publix	N/A
West Creek Commons	Coconut Creek, FL	14%	Miami-Fort Lauderdale-Pompano Beach, FL	2003	58,537	95.8%	$856	$15.25	Publix	N/A
West Creek Plaza	Coconut Creek, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	2006 / 2013	37,616	100.0%	$1,057	$28.11	Publix (shadow)	N/A
Windover Square	Melbourne, FL	100%	Palm Bay-Melbourne-Titusville, FL	1984 / 2010	81,516	97.9%	$1,229	$15.40	Publix	Dollar Tree
Winter Springs Town Center	Winter Springs, FL	14%	Orlando-Kissimmee-Sanford, FL	2002	117,970	96.1%	$1,969	$17.37	Publix	The Zoo Health Club
Bartow Marketplace	Cartersville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1995	375,067	100.0%	$2,783	$7.42	Walmart	Lowe's

Phillips Edison & Company	45

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Bethany Village	Alpharetta, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2001	81,674	100.0%	$1,185	$14.50	Publix	N/A
Butler Creek	Acworth, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1989	101,597	100.0%	$1,480	$14.56	Kroger	N/A
Dean Taylor Crossing	Suwanee, GA	14%	Atlanta-Sandy Springs-Alpharetta, GA	2000	92,318	100.0%	$1,257	$13.62	Kroger	N/A
Evans Towne Centre	Evans, GA	100%	Augusta-Richmond County, GA-SC	1995	75,668	96.8%	$1,015	$13.86	Publix	N/A
Everson Pointe	Snellville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1999	81,428	98.3%	$1,074	$13.43	Kroger	N/A
Fairview Oaks	Ellenwood, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996	77,052	100.0%	$1,049	$13.61	Kroger	N/A
Flynn Crossing	Alpharetta, GA	14%	Atlanta-Sandy Springs-Alpharetta, GA	2004	95,002	97.1%	$1,791	$19.43	Publix	N/A
Grassland Crossing	Alpharetta, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996	90,906	96.8%	$944	$10.72	Kroger	N/A
Grayson Village	Loganville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2002	87,155	98.4%	$1,230	$14.34	Publix	N/A
Hamilton Mill Village	Dacula, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996	88,710	100.0%	$1,351	$15.23	Publix	N/A
Hamilton Ridge	Buford, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2002	90,996	100.0%	$1,291	$14.18	Kroger	N/A
Hickory Flat Commons	Canton, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2008	113,995	100.0%	$1,514	$13.28	Kroger	N/A
Loganville Town Center	Loganville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1997	85,078	98.2%	$1,320	$15.79	Publix	N/A
Mableton Crossing	Mableton, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1997	86,819	96.4%	$1,093	$13.06	Kroger	N/A
Macland Pointe	Marietta, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1992	79,699	100.0%	$986	$12.37	Publix	N/A
Market Walk	Savannah, GA	100%	Savannah, GA	2014 / 2015	263,829	100.0%	$3,850	$14.59	Kroger	Dick's Sporting Goods; Guitar Center; West Marine
Mountain Crossing	Dacula, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1997	93,396	98.9%	$1,175	$12.72	Kroger	N/A

Phillips Edison & Company	46

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Mountain Park Plaza	Roswell, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1988 / 2003	80,511	100.0%	$1,056	$13.12	Publix	N/A
Old Alabama Square	Johns Creek, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2000	102,867	100.0%	$2,314	$22.50	The Fresh Market	Walgreens
Paradise Crossing	Lithia Springs, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,470	100.0%	$952	$14.11	Publix	N/A
Richmond Plaza	Augusta, GA	14%	Augusta-Richmond County, GA-SC	1979	174,075	91.8%	$1,664	$10.42	N/A	Ashley HomeStore and Ashley Outlet; JOANN; Harbor Freight Tools; Chuck E. Cheese; Chow Time Buffet & Grill
Rivermont Station	Johns Creek, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2000	128,123	99.0%	$1,955	$15.42	Kroger	Kids Empire
Shiloh Square Shopping Center	Kennesaw, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996 / 2003	136,920	96.4%	$1,694	$12.83	Kroger	You Fit Health Clubs
Shops at Westridge	McDonough, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2006	72,420	100.0%	$1,221	$16.85	Publix	N/A
Southampton Village	Tyrone, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2003	77,894	98.4%	$1,000	$13.04	Publix	N/A
Spivey Junction	Stockbridge, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1998	81,475	100.0%	$1,080	$13.25	Kroger	N/A
Village At Glynn Place	Brunswick, GA	100%	Brunswick, GA	1992	123,437	98.9%	$1,516	$12.42	Publix	Goodwill
Villages at Eagles Landing	Stockbridge, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1995	67,019	100.0%	$909	$13.57	Publix	N/A
Village Shoppes at Windermere	Suwanee, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2008	73,442	93.2%	$1,255	$18.33	Publix	N/A
CitiCentre Plaza	Carroll, IA	100%	Carroll, IA	1991 / 1995	63,518	88.7%	$427	$7.57	Hy-Vee	N/A
Duck Creek Plaza	Bettendorf, IA	100%	Davenport-Moline-Rock Island, IA-IL	2005 / 2006	134,229	96.3%	$1,328	$10.27	N/A	Malibu Jack's
Southgate Shopping Center	Des Moines, IA	100%	Des Moines-West Des Moines, IA	1972 / 2013	161,792	100.0%	$969	$5.99	Hy-Vee	Planet Fitness; Jay's CD & Hobby; BioLife Plasma Services; Dollar General
Baker Hill	Glen Ellyn, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1998	135,355	94.7%	$2,011	$15.68	Pete's Fresh Market	N/A
Brentwood Commons	Bensenville, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1981 / 2001	125,497	100.0%	$1,732	$13.80	Jewel-Osco	Dollar Tree

Phillips Edison & Company	47

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Burbank Plaza	Burbank, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1972 / 1995	99,453	100.0%	$1,133	$11.39	Jewel-Osco	dd's Discounts
College Plaza	Normal, IL	100%	Bloomington, IL	2002	175,741	100.0%	$2,057	$11.70	N/A	Bed Bath & Beyond; Ross Dress for Less; Office Depot; Michaels; Shoe Carnival; Sierra Trading Co.; Petco
Heritage Plaza	Carol Stream, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1988	128,870	99.1%	$1,785	$13.98	Jewel-Osco	Charter Fitness
Hilander Village	Roscoe, IL	100%	Rockford, IL	1994	120,694	94.5%	$1,245	$10.91	Schnucks	N/A
Hoffman Village	Hoffman Estates, IL	14%	Chicago-Naperville-Elgin, IL-IN-WI	1987	159,708	100.0%	$2,992	$18.73	Mariano's	Goodwill; Los Fernandez Taqueria
Naperville Crossings	Naperville, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	2007 / 2016	151,203	95.7%	$4,246	$29.34	ALDI	N/A
Oak Mill Plaza	Niles, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1977	152,786	88.0%	$1,928	$14.33	Jewel-Osco	N/A
Rolling Meadows Shopping Center	Rolling Meadows, IL	14%	Chicago-Naperville-Elgin, IL-IN-WI	2010	130,212	98.2%	$1,461	$11.43	Jewel-Osco	Northwest Community Hospital; Dollar Tree
Savoy Plaza	Savoy, IL	100%	Champaign-Urbana, IL	1999 / 2007	140,624	97.8%	$1,764	$12.83	Schnucks	Goodwill; Friar Tuck Beverages
Shorewood Crossing	Shorewood, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	2005	173,981	100.0%	$2,607	$14.99	Mariano's	Marshalls; Staples; Petco; Party City
The Shoppes at Windmill Place	Batavia, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1991 / 1997	122,176	93.0%	$1,772	$15.60	Jewel-Osco	N/A
The Shops of Uptown	Park Ridge, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	2006	70,402	79.2%	$1,702	$30.51	Trader Joe's	N/A
Dyer Town Center	Dyer, IN	100%	Chicago-Naperville-Elgin, IL-IN-WI	2004 / 2005	102,415	98.7%	$1,845	$18.25	Jewel-Osco	N/A
Lafayette Square	Lafayette, IN	100%	Lafayette-West Lafayette, IN	1963 / 2001	250,506	88.3%	$1,519	$6.86	N/A	Rural King Supply; Big Lots; Dollar Tree Family Dollar
Riverplace Centre	Noblesville, IN	100%	Indianapolis-Carmel-Anderson, IN	1992	74,189	100.0%	$770	$10.38	Kroger	N/A
The Village Shopping Center	Mooresville, IN	100%	Indianapolis-Carmel-Anderson, IN	1965 / 1997	155,502	100.0%	$948	$6.09	Kroger	Black Friday - The Shopping Network; Mooresville Discount Mattress Outlet & More; Family Dollar; Player's Performance Factory

Phillips Edison & Company	48

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Town & Country Shopping Center	Noblesville, IN	100%	Indianapolis-Carmel-Anderson, IN	1998	249,833	100.0%	$1,999	$8.00	Walmart	Staples; Dollar Tree
Falcon Valley	Lenexa, KS	100%	Kansas City, MO-KS	2008 / 2009	76,784	100.0%	$1,053	$13.71	Price Chopper	N/A
Quivira Crossings	Overland Park, KS	100%	Kansas City, MO-KS	1997	123,198	100.0%	$1,579	$12.82	Price Chopper	N/A
Wyandotte Plaza	Kansas City, KS	100%	Kansas City, MO-KS	1961 / 2015	176,419	96.6%	$1,932	$11.33	Price Chopper	Marshalls; PetSmart; Dollar Tree
Central Station	Louisville, KY	100%	Louisville/Jefferson County, KY-IN	2005 / 2007	152,463	100.0%	$1,632	$10.71	Kroger	Planet Fitness
Chinoe Center	Lexington, KY	100%	Lexington-Fayette, KY	1984	111,781	100.0%	$1,326	$11.87	Kroger	Exceptional Living Centers
Meadowthorpe Manor Shoppes	Lexington, KY	100%	Lexington-Fayette, KY	1989 / 2008	117,126	100.0%	$1,161	$9.91	Kroger	N/A
Town Fair Center	Louisville, KY	100%	Louisville/Jefferson County, KY-IN	1988 / 1994	234,291	98.9%	$2,498	$10.77	N/A	Malibu Jack's; Staples; Michaels; Petco; Tuesday Morning
Atlantic Plaza	North Reading, MA	100%	Boston-Cambridge-Newton, MA-NH	1959 / 1973	126,384	100.0%	$2,355	$18.64	Stop & Shop	Cowabungas; One Stop Liquors
Carriagetown Marketplace	Amesbury, MA	100%	Boston-Cambridge-Newton, MA-NH	2000	96,472	96.5%	$1,725	$18.52	Stop & Shop	N/A
Cushing Plaza	Cohasset, MA	14%	Boston-Cambridge-Newton, MA-NH	1997	71,210	100.0%	$1,328	$18.65	Shaw's Supermarket	Walgreens
Five Town Plaza	Springfield, MA	100%	Springfield, MA	1970 / 2013	327,303	94.8%	$4,127	$13.30	Big Y	Burlington Coat Factory; Big Lots; Best Fitness
Northwoods Crossing	Taunton, MA	100%	Providence-Warwick, RI-MA	2003 / 2010	156,478	100.0%	$1,992	$12.73	BJ's Wholesale Club	Tractor Supply; Dollar Tree
Shaw's Plaza Easton	Easton, MA	100%	Providence-Warwick, RI-MA	1984 / 2004	104,923	98.2%	$1,320	$12.82	Shaw's Supermarket	Walgreens
Shaw's Plaza Hanover	Hanover, MA	100%	Boston-Cambridge-Newton, MA-NH	1994 / 2000	57,181	100.0%	$832	$14.54	Shaw's Supermarket	N/A
Shaw's Plaza Raynham	Raynham, MA	100%	Providence-Warwick, RI-MA	1965 / 1998	177,828	96.9%	$2,758	$16.01	Shaw's Supermarket	Marshalls; JOANN; PetSmart; CVS
Sudbury Crossing	Sudbury, MA	100%	Boston-Cambridge-Newton, MA-NH	1984	89,952	72.5%	$987	$15.13	Sudbury Farms (shadow)	T.J.Maxx; The Goddard School
Burwood Village Center	Glen Burnie, MD	100%	Baltimore-Columbia-Towson, MD	1971	105,834	91.3%	$1,725	$17.85	Food Lion	Dollar General; CVS
Collington Plaza	Bowie, MD	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	1996	121,955	100.0%	$2,661	$21.82	Giant	N/A

Phillips Edison & Company	49

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
LaPlata Plaza	La Plata, MD	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2007	123,560	100.0%	$2,662	$21.54	Safeway	Petco
Rosewick Crossing	La Plata, MD	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2008	116,057	100.0%	$2,471	$21.29	Giant	N/A
Bear Creek Plaza	Petoskey, MI	100%	N/A	1998 / 2009	311,920	99.4%	$2,038	$6.57	Walmart	Marshalls; OfficeMax; HomeGoods; JOANN; Goodwill
Cherry Hill Marketplace	Westland, MI	100%	Detroit-Warren-Dearborn, MI	1992 / 2000	120,568	100.0%	$1,520	$12.60	Kroger	Ace Hardware; CVS
Livonia Plaza	Livonia, MI	100%	Detroit-Warren-Dearborn, MI	1988	137,205	100.0%	$1,756	$12.80	Kroger	T.J.Maxx
Milan Plaza	Milan, MI	100%	Ann Arbor, MI	1960 / 1975	61,357	100.0%	$366	$5.96	Kroger	Ace Hardware
Orchard Square	Washington Township, MI	100%	Detroit-Warren-Dearborn, MI	1999	92,450	98.7%	$1,255	$13.75	Kroger	N/A
12 West Marketplace	Litchfield, MN	100%	N/A	1989	82,911	100.0%	$369	$4.45	Family Fare	Running's Farm and Fleet
Albertville Crossing	Albertville, MN	14%	Minneapolis-St. Paul-Bloomington, MN-WI	2002	99,013	97.0%	$1,370	$14.28	Coborn's	N/A
Cahill Plaza	Inver Grove Heights, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1995	69,000	100.0%	$718	$10.41	Cub Foods	N/A
Centennial Lakes Plaza	Edina, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1989 / 2012	193,826	93.9%	$4,072	$22.36	Whole Foods Market	HomeGoods; La-Z-Boy Furniture Galleries; Office Depot; JUUT SalonSpa
Crossroads of Shakopee	Shakopee, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1998	140,949	93.8%	$1,975	$14.94	Cub Foods	N/A
Hastings Marketplace	Hastings, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2002	97,535	100.0%	$1,325	$13.58	Cub Foods	N/A
New Prague Commons	New Prague, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2008	73,415	95.1%	$1,097	$15.71	Coborn's	N/A
Normandale Village	Bloomington, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1973	140,400	97.8%	$1,847	$13.45	Lunds & Byerlys	Ace Hardware
Northstar Marketplace	Ramsey, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2004	96,356	92.9%	$1,402	$15.67	Coborn's	N/A
Savage Town Square	Savage, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2003	87,181	98.6%	$1,258	$14.64	Cub Foods	N/A

Phillips Edison & Company	50

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Waterford Park Plaza	Plymouth, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1989	127,572	90.9%	$1,505	$12.97	Cub Foods	N/A
West Village Center	Chanhassen, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1994	142,418	97.0%	$2,254	$16.33	Lunds & Byerlys	OfficeMax
South Oaks Plaza	St. Louis, MO	100%	St. Louis, MO-IL	1969 / 1987	112,300	100.0%	$975	$8.68	N/A	Kloss Furniture; Michaels; Walgreens
Southfield Center	St. Louis, MO	100%	St. Louis, MO-IL	1987	109,397	95.1%	$1,606	$15.44	Schnucks	N/A
Chapel Hill North Center	Chapel Hill, NC	100%	Durham-Chapel Hill, NC	1998	96,290	100.0%	$1,605	$16.67	Harris Teeter	N/A
Crossroads Plaza	Asheboro, NC	100%	Greensboro-High Point, NC	1984	51,440	100.0%	$410	$7.96	Food Lion	N/A
Cureton Town Center	Waxhaw, NC	100%	Charlotte-Concord-Gastonia, NC-SC	2006	95,577	100.0%	$2,004	$20.97	Harris Teeter	N/A
Edgecombe Square	Tarboro, NC	100%	Rocky Mount, NC	1990	81,070	100.0%	$392	$4.84	Food Lion	Farmers Home Furniture
Harrison Pointe	Cary, NC	14%	Raleigh-Cary, NC	2002	136,447	100.0%	$2,047	$15.00	Harris Teeter	Staples
Lumina Commons	Wilmington, NC	100%	Wilmington, NC	1974 / 2007	80,772	100.0%	$1,304	$16.14	Harris Teeter	N/A
Northside Plaza	Clinton, NC	100%	N/A	1982	79,865	100.0%	$628	$7.86	Food Lion	Farmers Home Furniture
The Shoppes at Ardrey Kell	Charlotte, NC	14%	Charlotte-Concord-Gastonia, NC-SC	2008	82,119	100.0%	$1,445	$17.59	Harris Teeter	N/A
Tramway Crossing	Sanford, NC	100%	Sanford, NC	1996	62,382	100.0%	$735	$11.79	Food Lion	N/A
Windsor Center	Dallas, NC	100%	Charlotte-Concord-Gastonia, NC-SC	1974 / 1996	80,540	77.6%	$621	$9.94	N/A	Southern States Cooperative; CVS
Plaza 23	Pompton Plains, NJ	100%	New York-Newark-Jersey City, NY-NJ-PA	1963 / 1997	169,478	100.0%	$4,163	$24.56	Super Stop & Shop	T.J.Maxx; HomeGoods
Coronado Center	Santa Fe, NM	100%	Santa Fe, NM	1964	116,005	100.0%	$1,957	$16.87	Trader Joe's	New Mexico Bike N Sport; Party City; Empire Sushi Buffet; Dollar Tree
Pavilions at San Mateo	Albuquerque, NM	100%	Albuquerque, NM	1997	148,749	94.6%	$2,303	$16.38	Walmart Neighborhood Market	Shoe Dept.; Old Navy; Boofys Best for Pets; Dollar Tree
Plaza Farmington	Farmington, NM	100%	Farmington, NM	2004	139,063	100.0%	$1,458	$10.48	Safeway	T.J.Maxx; Best Buy; Petco
Crossroads Towne Center	North Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	2007	148,719	90.7%	$4,203	$31.16	Walmart (shadow)	Planet Fitness; Salon Boutique
Green Valley Plaza	Henderson, NV	100%	Las Vegas-Henderson-Paradise, NV	1978 / 1982	89,332	99.0%	$1,933	$21.85	Trader Joe's	Dollar Tree; Big 5 Sporting Goods

Phillips Edison & Company	51

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Rainbow Plaza	Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	1989 / 2019	144,845	98.6%	$2,417	$16.93	Albertsons	Home Depot (shadow); Ross Dress for Less
Southwest Marketplace	Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	2008	127,852	100.0%	$2,803	$21.92	Smith's	N/A
Sprouts Plaza	Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	1995 / 2019	112,580	100.0%	$2,109	$18.73	Sprouts Farmers Market	Home Depot (shadow); Goodwill; Advance Auto Parts
University Plaza	Amherst, NY	100%	Buffalo-Cheektowaga, NY	1980 / 1999	163,388	98.5%	$1,856	$11.53	Tops Markets	Amherst Theatre; DaVita Dialysis; NAPA Auto Parts
Beavercreek Towne Center	Beavercreek, OH	100%	Dayton-Kettering, OH	1994	366,767	99.5%	$3,604	$9.88	Fresh Thyme	Lowe's; Kohl's; Ashley Furniture HomeStore; T.J.Maxx; JOANN; Shoe Carnival
East Side Square	Springfield, OH	100%	Springfield, OH	2007	8,400	100.0%	$155	$18.40	Walmart (shadow)	N/A
Fairfield Crossing	Beavercreek, OH	100%	Dayton-Kettering, OH	1994	71,170	100.0%	$1,386	$19.47	Walmart (shadow)	Office Depot; Pet Supplies Plus
Fairlawn Town Centre	Fairlawn, OH	100%	Akron, OH	1962 / 1996	339,067	94.4%	$4,333	$13.54	Giant Eagle; Marc's	U.S. Post Office; Ashley Furniture HomeStore; HomeGoods; Lucky Shoes; Chuck E. Cheese; Pet Supplies Plus
Flag City Station	Findlay, OH	100%	Findlay, OH	1992	250,449	100.0%	$1,459	$5.82	Walmart	T.J.Maxx; PetSmart
Forest Park Square	Cincinnati, OH	100%	Cincinnati, OH-KY-IN	1988	92,824	100.0%	$1,005	$10.83	Kroger	N/A
Georgesville Square	Columbus, OH	14%	Columbus, OH	1996	270,045	100.0%	$2,471	$9.15	Kroger	Lowe's
Glenwood Crossing	Cincinnati, OH	100%	Cincinnati, OH-KY-IN	1999	101,021	100.0%	$747	$7.39	Kroger	Dollar Tree
Goshen Station	Goshen, OH	100%	Cincinnati, OH-KY-IN	1973 / 2003	53,802	100.0%	$583	$10.84	Kroger	N/A
Hartville Centre	Hartville, OH	100%	Canton-Massillon, OH	1988 / 2008	106,051	96.3%	$1,262	$12.36	Giant Eagle	N/A
Harvest Plaza	Akron, OH	100%	Akron, OH	1974 / 2000	75,866	100.0%	$757	$9.98	Giant Eagle	N/A
Lakewood City Center	Lakewood, OH	100%	Cleveland-Elyria, OH	1991	67,280	100.0%	$1,159	$17.23	Marc's	Pet Supplies Plus
Monfort Heights	Cincinnati, OH	100%	Cincinnati, OH-KY-IN	1987	54,920	100.0%	$505	$9.20	Kroger	N/A
Sheffield Crossing	Sheffield Village, OH	100%	Cleveland-Elyria, OH	1989	113,688	93.9%	$1,512	$14.16	Giant Eagle	N/A
Shoregate Town Center	Willowick, OH	100%	Cleveland-Elyria, OH	1958 / 2005	277,751	99.1%	$2,660	$9.66	Giant Eagle; Marc's	Goodwill; Planet Fitness; Ace Hardware; Dollar General; Pet Supplies Plus
Sidney Towne Center	Sidney, OH	100%	Sidney, OH	1981 / 2007	115,776	100.0%	$604	$5.21	Kroger	N/A

Phillips Edison & Company	52

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Snow View Plaza	Parma, OH	100%	Cleveland-Elyria, OH	1981	100,460	96.0%	$1,279	$13.26	Giant Eagle	Kumo Japanese
Sulphur Grove	Huber Heights, OH	100%	Dayton-Kettering, OH	2004	19,570	100.0%	$327	$16.70	Walmart (shadow)	N/A
Town & Country Center	Hamilton, OH	100%	Cincinnati, OH-KY-IN	1950	79,896	100.0%	$638	$7.99	N/A	Bargain Hunt; Variety Surplus; AutoZone
Trader Joe's Center	Dublin, OH	100%	Columbus, OH	1986	75,506	96.3%	$1,364	$18.77	Trader Joe's	N/A
East Burnside Plaza	Portland, OR	100%	Portland-Vancouver-Hillsboro, OR-WA	1955 / 1999	38,363	97.1%	$729	$19.56	Quality Food Centers	N/A
Highland Fair	Gresham, OR	100%	Portland-Vancouver-Hillsboro, OR-WA	1984 / 1999	72,195	100.0%	$1,025	$14.20	Safeway	N/A
Hilfiker Shopping Center	Salem, OR	100%	Salem, OR	1984 / 2011	38,558	100.0%	$775	$20.10	Trader Joe's	Petco
Sunset Shopping Center	Corvallis, OR	100%	Corvallis, OR	1998	164,796	95.3%	$2,270	$14.46	Safeway	BI-MART; The Car Pool Car Wash
Edgewood Towne Center	Edgewood, PA	100%	Pittsburgh, PA	1990	342,610	96.1%	$4,041	$12.27	Giant Eagle	Giant Eagle; Planet Fitness; Aaron's; BioLife Plasma Services; Citi Trends; Fox Beauty Supply
Fairview Plaza	New Cumberland, PA	100%	York-Hanover, PA	1992 / 1999	71,979	97.8%	$972	$13.80	Giant	N/A
Northtowne Square	Gibsonia, PA	14%	Pittsburgh, PA	1993	113,372	100.0%	$1,059	$9.34	Giant Eagle	N/A
Palmer Town Center	Easton, PA	100%	Allentown-Bethlehem-Easton, PA-NJ	2005	153,085	100.0%	$2,740	$17.90	Giant	Marshalls
Townfair Center	Indiana, PA	100%	Indiana, PA	1995 / 2010	218,610	100.0%	$2,123	$9.71	Giant Eagle	Lowe's; Michaels
Yorktown Centre	Millcreek Township, PA	100%	Erie, PA	1989 / 2013	198,418	99.0%	$2,156	$10.98	Giant Eagle	Saint Vincent Hospital; A Bridge to Independence
Centerpoint	Easley, SC	100%	Greenville-Anderson, SC	2002	72,287	100.0%	$921	$12.74	Publix	N/A
Hampton Village	Taylors, SC	100%	Greenville-Anderson, SC	1959 / 1998	133,688	95.3%	$1,543	$12.11	Publix	Burkes Outlet
Murray Landing	Columbia, SC	100%	Columbia, SC	2003	68,798	100.0%	$1,040	$15.11	Publix	N/A
North Pointe Plaza	North Charleston, SC	100%	Charleston-North Charleston, SC	1996	373,520	92.8%	$2,557	$7.38	Walmart	Carpet To Go Flooring; Dollar Tree; Atlantic Bedding & Furniture; Petco; City Gear
Palmetto Pavilion	North Charleston, SC	100%	Charleston-North Charleston, SC	2003	66,428	100.0%	$1,001	$15.08	Publix	N/A

Phillips Edison & Company	53

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Stockbridge Commons	Fort Mill, SC	14%	Charlotte-Concord-Gastonia, NC-SC	2003 / 2012	99,473	100.0%	$1,737	$17.46	Harris Teeter	N/A
Summerville Galleria	Summerville, SC	100%	Charleston-North Charleston, SC	1989 / 2003	106,390	100.0%	$1,423	$13.38	Food Lion	N/A
The Fresh Market Commons	Pawleys Island, SC	100%	Georgetown, SC	2011	32,325	100.0%	$683	$21.12	The Fresh Market	N/A
Hamilton Village	Chattanooga, TN	100%	Chattanooga, TN-GA	1989	429,325	100.0%	$3,321	$7.74	Walmart; ALDI	Urban Air Adventure Park; Gabe's; Big Lots; JOANN; Boot Barn
Hickory Plaza	Nashville, TN	100%	Nashville-Davidson--Murfreesboro--Franklin, TN	1974 / 1986	72,136	100.0%	$873	$12.10	Kroger	N/A
Lynnwood Place	Jackson, TN	100%	Jackson, TN	1986 / 2013	96,666	95.4%	$870	$9.43	Kroger	Fitness 1440
Providence Commons	Mt. Juliet, TN	100%	Nashville-Davidson--Murfreesboro--Franklin, TN	2009	110,137	100.0%	$1,898	$17.23	Publix	Tuesday Morning
Willowbrook Commons	Nashville, TN	100%	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	93,600	100.0%	$977	$10.44	Kroger	N/A
Cinco Ranch at Market Center	Katy, TX	100%	Houston-The Woodlands-Sugar Land, TX	2007 / 2008	104,794	100.0%	$2,247	$21.44	Super Target (shadow)	HomeGoods; Michaels; OfficeMax
Commerce Square	Brownwood, TX	100%	Brownwood, TX	1969 / 2007	162,393	92.7%	$1,347	$8.95	ALDI	T.J.Maxx; Burkes Outlet; Boot Barn Western and Work Wear; Harbor Freight Tools
Coppell Market Center	Coppell, TX	100%	Dallas-Fort Worth-Arlington, TX	2008	90,225	97.8%	$1,450	$16.44	Market Street United	N/A
Hickory Creek Plaza	Denton, TX	100%	Dallas-Fort Worth-Arlington, TX	2007	28,132	93.6%	$662	$25.14	Kroger (shadow)	N/A
Kirkwood Market Place	Houston, TX	100%	Houston-The Woodlands-Sugar Land, TX	1979 / 2008	80,220	100.0%	$1,594	$19.88	Sprouts Farmers Market	N/A
Kleinwood Center	Spring, TX	100%	Houston-The Woodlands-Sugar Land, TX	2003	152,900	99.1%	$3,153	$20.81	H-E-B	N/A
Mansfield Market Center	Mansfield, TX	100%	Dallas-Fort Worth-Arlington, TX	2015	55,400	100.0%	$1,389	$25.07	Sprouts Farmers Market	N/A
Mayfair Village	Hurst, TX	100%	Dallas-Fort Worth-Arlington, TX	1981 / 2004	230,234	98.4%	$2,643	$11.67	Tom Thumb	Ollie's Bargain Outlet; Burkes Outlet; Planet Fitness
McKinney Market Street	Mckinney, TX	100%	Dallas-Fort Worth-Arlington, TX	2003	96,830	100.0%	$2,033	$20.99	Market Street United	N/A
Murphy Marketplace	Murphy, TX	100%	Dallas-Fort Worth-Arlington, TX	2008 / 2015	227,203	100.0%	$5,189	$22.84	Sprouts Farmers Market	24 Hour Fitness; Michaels

Phillips Edison & Company	54

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Northpark Village	Lubbock, TX	100%	Lubbock, TX	1990	70,479	100.0%	$774	$10.98	United Supermarkets	N/A
Oak Meadows Marketplace	Georgetown, TX	100%	Austin-Round Rock-Georgetown, TX	2018	78,841	95.2%	$1,456	$19.40	Randalls	N/A
Plano Market Street	Plano, TX	100%	Dallas-Fort Worth-Arlington, TX	2009	166,978	98.1%	$3,618	$22.08	Market Street United	Toni & Guy Academy
Seville Commons	Arlington, TX	100%	Dallas-Fort Worth-Arlington, TX	1987	112,421	100.0%	$1,657	$14.74	Walmart Neighborhood Market	N/A
Spring Cypress Village	Houston, TX	100%	Houston-The Woodlands-Sugar Land, TX	1982 / 2007	102,758	93.3%	$1,847	$19.26	Sprouts Farmers Market	Spec's Liquor; Lumiere Nail Studios & Salon Park
Stone Gate Plaza	Crowley, TX	100%	Dallas-Fort Worth-Arlington, TX	2003	90,675	100.0%	$1,079	$11.90	Kroger	N/A
Suntree Square	Southlake, TX	100%	Dallas-Fort Worth-Arlington, TX	2000	99,269	97.1%	$1,523	$15.80	Tom Thumb	N/A
Towne Crossing Shopping Center	Mesquite, TX	100%	Dallas-Fort Worth-Arlington, TX	1984	165,419	97.9%	$2,018	$12.47	Kroger	WSS; Citi Trends; Kids Empire; CSL Plasma
Hillside - West	Hillside, UT	100%	Salt Lake City, UT	2006	14,550	100.0%	$451	$30.97	N/A	Walgreens
Ashburn Farm Market Center	Ashburn, VA	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2000	91,905	97.6%	$2,651	$29.57	Giant	N/A
Birdneck Shopping Center	Virginia Beach, VA	100%	Virginia Beach-Norfolk-Newport News, VA-NC	1987	65,554	100.0%	$615	$9.38	Food Lion	N/A
Cascades Overlook	Sterling, VA	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2016	150,841	94.7%	$4,212	$29.49	Harris Teeter	N/A
Courthouse Marketplace	Virginia Beach, VA	100%	Virginia Beach-Norfolk-Newport News, VA-NC	2005	106,863	93.8%	$1,736	$17.33	Harris Teeter	N/A
Dunlop Village	Colonial Heights, VA	100%	Richmond, VA	1987	77,315	100.0%	$775	$10.03	Food Lion	Ace Hardware
Lakeside Plaza	Salem, VA	100%	Roanoke, VA	1988	82,894	92.2%	$915	$11.98	Kroger	NAPA Auto Parts
Nordan Shopping Center	Danville, VA	100%	Danville, VA	1961 / 2002	135,358	100.0%	$1,013	$7.49	Walmart Neighborhood Market	Big Lots; It's Fashion Metro; One Stop; Dept. of Social Services
Statler Square	Staunton, VA	100%	Staunton, VA	1989	134,660	96.0%	$1,216	$9.41	Kroger	Staples; Petco
Staunton Plaza	Staunton, VA	100%	Staunton, VA	2006	80,266	100.0%	$1,459	$18.18	Martin's	N/A
Stonewall Plaza	Winchester, VA	100%	Winchester, VA-WV	2007	118,584	87.9%	$2,312	$22.19	Martin's	Dollar Tree
Village at Waterford	Midlothian, VA	100%	Richmond, VA	1991	78,611	100.0%	$775	$9.86	Food Lion	N/A
Waynesboro Plaza	Waynesboro, VA	100%	Staunton, VA	2005	76,534	100.0%	$1,359	$17.76	Martin's	N/A

Phillips Edison & Company	55

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Winchester Gateway	Winchester, VA	100%	Winchester, VA-WV	2006	163,585	97.9%	$3,092	$19.31	Martin's	East Coast Gymnastics and Cheer
Claremont Village	Everett, WA	100%	Seattle-Tacoma-Bellevue, WA	1994 / 2012	86,497	100.0%	$1,502	$17.36	Quality Food Centers	Ace Hardware
The Orchards	Yakima, WA	100%	Yakima, WA	2002	86,407	96.2%	$1,252	$15.07	Rosauers Supermarkets	N/A
Fairacres Shopping Center	Oshkosh, WI	100%	Oshkosh-Neenah, WI	1992 / 2013	85,523	100.0%	$1,001	$11.70	Pick 'n Save	O-Town Iron
Franklin Centre	Franklin, WI	100%	Milwaukee-Waukesha, WI	1994 / 2009	120,068	100.0%	$1,137	$9.47	Pick 'n Save	Galleria Furniture
Glenwood Crossings	Kenosha, WI	100%	Chicago-Naperville-Elgin, IL-IN-WI	1992	87,115	93.1%	$1,002	$12.35	Pick 'n Save	Dollar Tree
Greentree Centre	Racine, WI	100%	Racine, WI	1989 / 1994	82,141	96.1%	$1,099	$13.92	Pick 'n Save	N/A
Kohl's Onalaska	Onalaska, WI	100%	La Crosse-Onalaska, WI-MN	1992 / 1993	86,432	100.0%	$581	$6.72	N/A	Kohl's
Market Place at Pabst Farms	Oconomowoc, WI	100%	Milwaukee-Waukesha, WI	2005	109,438	100.0%	$2,094	$19.14	Metro Market	N/A
Point Loomis	Milwaukee, WI	100%	Milwaukee-Waukesha, WI	1965 / 1991	167,533	100.0%	$1,063	$6.34	Pick 'n Save	Kohl's
Village Center	Racine, WI	100%	Racine, WI	2002 / 2003	240,847	100.0%	$2,785	$11.56	Festival Foods	Kohl's; Ulta
Village Square of Delafield	Delafield, WI	100%	Milwaukee-Waukesha, WI	2007	81,639	95.2%	$1,257	$16.18	Pick 'n Save	N/A

Total					33,669,730	97.6%	$476,607	$14.50

Phillips Edison & Company	56

ADDITIONAL DISCLOSURES
Quarter Ended March 31, 2023

Phillips Edison & Company	57

Earnings Guidance Unaudited, in thousands (excluding per share amounts)
The following guidance is based upon PECO’s current view of existing market conditions and assumptions for the year ending December 31, 2023. The following statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth under "Forward-Looking Statements" below.

	2023A	2023E
		Current	Initial

Net Income / Share	$0.14	$0.47 - $0.52	$0.47 - $0.52

FFO / Share	$0.58	$2.23 - $2.29	$2.23 - $2.29

Core FFO/ Share	$0.59	$2.28 - $2.34	$2.28 - $2.34

Same-center NOI Growth(1)	4.9%	3.0% - 4.0%	3.0% - 4.0%

Portfolio Activity
Acquisition activity, net	$78,650	$200,000 - $300,000	$200,000 - $300,000
Development and redevelopment spend	$11,977	$50,000 -$60,000	$50,000 -$60,000

Other
Interest expense, net	$19,466	$85,000 - $90,000	$83,000 - $89,000
G&A expense	$11,533	$44,000 - $48,000	$44,000 - $48,000
Non-cash revenue items(2)	$3,794	$14,000 - $19,000	$15,000 - $20,000
Adjustments for uncollectibility	$913	$3,500 - $4,500	$3,500 - $4,500

		2023E
		Lower Range	Upper Range

Reconciliation
Net income		$0.47	$0.52
Depreciation and amortization of real estate assets		1.74	1.75
Adjustments related to unconsolidated joint ventures		0.02	0.02
Nareit FFO per common share		$2.23	$2.29
Depreciation and amortization of corporate assets		0.02	0.02
Transaction costs and other		0.03	0.03
Core FFO per common share		$2.28	$2.34
1)The Company does not provide a reconciliation for Same-center NOI estimates on a forward-looking basis because it is unable to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to our results without unreasonable effort.
2)Represents straight-line rental income and net amortization of above- and below-market leases.

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Components of Net Asset Value Unaudited, dollars and shares in thousands

	Three Months Ended March 31, 2023	Supplement Page		As of March 31, 2023	Supplement Page

NOI FOR REAL ESTATE INVESTMENTS(1)	$101,620	19	OTHER ASSETS
			Cash and cash equivalents	$6,405	12
ADJUSTMENTS TO NOI			Restricted cash	5,559	12
NOI adjustments for Q1 acquisitions/dispositions(2)	$979		Accounts receivable, net	43,471	21
			Prepaid expenses and other assets	24,215	21
Quarterly impact of ABR from leases signed but not yet paying rent as of March 31, 2023	2,768		Derivative assets	19,200	21
			Investment in third parties	9,800	21
Pro rata NOI from Joint Ventures	1,021	20	Investment in marketable securities	8,219	21
			Total value of other assets	$116,869
INVESTMENT MANAGEMENT BUSINESS
Fees and management income	$2,478	13	LIABILITIES
Property operating expenses related to fees and management income	315	19	Debt obligations	$1,983,078	27
			Accounts payable and other liabilities	111,471	21
Share of joint venture income (loss) recorded in Other Income (Expense), Net	90	22	Total value of liabilities	$2,094,549

			EQUITY
			Common shares and OP units outstanding	131,557	26

			JOINT VENTURES
			Pro rata share of debt	$24,358	28

			DEVELOPMENT AND REDEVELOPMENT
			Costs incurred to date	$23,826	24
			Estimated remaining costs to be incurred	21,868	24
			Underwritten incremental unlevered yield	9%-12%	24

(1)Represents total operating revenues, adjusted to exclude non-cash revenue items and lease buyout income, less property operating expenses and real estate taxes for all real estate properties.
(2)Removes NOI related to disposed properties and adjusts NOI for acquired properties to represent a full period.

Phillips Edison & Company	59

Glossary of Terms

Term	Definition
Anchor space	A space greater than or equal to 10,000 square feet of gross leasable area (GLA).

Annualized base rent (ABR)	Refers to the monthly contractual base rent as of the end of the applicable reporting period multiplied by twelve months.

ABR Per Square Foot (PSF)	ABR divided by leased GLA. Increases in ABR PSF can be an indication of our ability to create rental rate growth in our centers, as well as an indication of demand for our spaces, which generally provides us with greater leverage during lease negotiations.

Comparable lease	Refers to a lease with consistent terms that is executed for substantially the same space that has been vacant less than twelve months.

Comparable rent spread
Calculated as the percentage increase or decrease in first-year ABR (excluding any free rent or escalations) on new, renewal, and option leases where the lease was considered a comparable lease. This metric provides an indication of our ability to generate revenue growth through leasing activity.

Cost of executing new leases	Refers to certain costs associated with new leasing, namely, tenant improvement costs and tenant concessions.

EBITDAre, and Adjusted EBITDAre (collectively, “EBITDAre metrics”)(1)
Nareit defines EBITDAre as net income (loss) computed in accordance with GAAP before: (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains or losses from disposition of depreciable property; and (v) impairment write-downs of depreciable property. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect EBITDAre on the same basis.
To arrive at Adjusted EBITDAre, we exclude certain recurring and non-recurring items from EBITDAre, including, but not limited to: (i) changes in the fair value of the earn-out liability; (ii) other impairment charges; (iii) amortization of basis differences in our investments in our unconsolidated joint ventures; (iv) transaction and acquisition expenses; and (v) realized performance income.
We use EBITDAre and Adjusted EBITDAre as additional measures of operating performance which allow us to compare earnings independent of capital structure and evaluate debt leverage and fixed cost coverage.

Equity market capitalization	The total dollar value of all outstanding shares using the closing price for the applicable date.

Grocer health ratio	Amount of annual rent and expense recoveries paid by the Neighbor as a percentage of gross sales. Low grocer health ratios provide us with the knowledge to manage our rents effectively while seeking to ensure the financial stability of our grocery anchors.

Gross leasable area (GLA)	The total occupied and unoccupied square footage of a building that is available for Neighbors or other retailers to lease.

Inline space	A space containing less than 10,000 square feet of GLA.

Leased occupancy
Calculated as the percentage of total GLA for which a lease has been signed regardless of whether the lease has commenced or the Neighbor has taken possession. High occupancy is an indicator of demand for our spaces, which generally provides us with greater leverage during lease negotiations.

Nareit	National Association of Real Estate Investment Trusts.

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Glossary of Terms
Nareit Funds from Operations Attributable to Stockholders and OP Unit Holders (Nareit FFO), Core FFO Attributable to Stockholders and OP Unit Holders (Core FFO), and Adjusted FFO Attributable to Stockholders and OP Unit Holders (Adjusted FFO) (1)

Nareit defines Funds from Operations ("FFO") as net income (loss) computed in accordance with GAAP, excluding: (i) gains (or losses) from sales of property and gains (or losses) from change in control; (ii) depreciation and amortization related to real estate; (iii) impairment losses on real estate and impairments of in-substance real estate investments in investees that are driven by measurable decreases in the fair value of the depreciable real estate held by the unconsolidated partnerships and joint ventures; and (iv) adjustments for unconsolidated partnerships and joint ventures, calculated to reflect FFO on the same basis. We believe Nareit FFO provides insight into our operating performance as it excludes certain items that are not indicative of such performance.
Core FFO is calculated as Nareit FFO adjusted to exclude certain recurring and non-recurring items including, but not limited to: (i) depreciation and amortization of corporate assets; (ii) changes in the fair value of the earn-out liability; (iii) amortization of unconsolidated joint venture basis differences; (iv) gains or losses on the extinguishment or modification of debt and other; (v) other impairment charges; (vi) transaction and acquisition expenses; and (vii) realized performance income. Core FFO provides further insight into the sustainability of our operating performance and provides an additional measure to compare our performance across reporting periods on a consistent basis by excluding items that may cause short-term fluctuations in net income (loss).
Adjusted FFO is calculated as Core FFO adjusted to exclude: (i) straight-line rent and non-cash adjustments, such as amortization of market lease adjustments, debt discounts, deferred financing costs, and market debt adjustments; (ii) recurring capital expenditures, tenant improvement costs, and leasing commissions; (iii) non-cash share-based compensation expenses; and (iv) our prorated share of the aforementioned adjustments for our unconsolidated joint ventures. Adjusted FFO provides further insight into our portfolio performance by focusing on the revenues and expenditures directly involved in our operations and the management of our entire real estate portfolio. Recurring property-related capital expenditures are costs to maintain properties and their common areas, including new roofs, paving of parking lots, and other general upkeep items, and recurring corporate capital expenditures are primarily costs for computer software and equipment.

Neighbor	In reference to one of our tenants.

Net debt	Total debt, excluding discounts, market adjustments, and deferred financing expenses, less cash and cash equivalents.

Net debt to adjusted EBITDAre(1)
Calculated by dividing net debt by Adjusted EBITDAre (included on an annualized basis within the calculation). It provides insight into our leverage rate based on earnings and is not impacted by fluctuations in our equity price.

Net debt to total enterprise value(1)	Ratio is calculated by dividing net debt by total enterprise value. It provides insight into our capital structure and usage of debt.

Net operating income (NOI)(1)
Calculated as total operating revenues, adjusted to exclude non-cash revenue items, less property operating expenses and real estate taxes. NOI provides insight about our financial and operating performance because it provides a performance measure of the revenues and expenses directly involved in owning and operating real estate assets and provides a perspective not immediately apparent from net income (loss).

Portfolio retention rate
Calculated by dividing (i) the total square feet of retained Neighbors with current period lease expirations by (ii) the total square feet of leases expiring during the period. The portfolio retention rate provides insight into our ability to retain Neighbors at our shopping centers as their leases approach expiration. Generally, the costs to retain an existing Neighbor are lower than costs to replace with a new Neighbor.

Recovery rate
Calculated by dividing (i) total recovery income by (ii) total recoverable expenses during the period. A high recovery rate is an indicator of our ability to recover certain property operating expenses and capital costs from our Neighbors.

Redevelopment
Larger scale projects that typically involve substantial demolition of a portion of the shopping center to accommodate new retailers. These projects typically are accompanied with new construction and site infrastructure costs.

Same-Center	Refers to a property, or portfolio of properties, that has been owned and operational for the entirety of each reporting period (i.e., since January 1, 2022).

Total enterprise value	Net debt plus equity market capitalization on a fully diluted basis.

Phillips Edison and Company	61

Glossary of Terms
Underwritten incremental unlevered yield	Reflects the yield we target to generate from a project upon expected stabilization and is calculated as the estimated incremental NOI for a project at stabilization divided by its estimated net project investment. The estimated incremental NOI is the difference between the estimated annualized NOI we target to generate by a project upon stabilization and the estimated annualized NOI without the planned improvements. Underwritten incremental unlevered yield does not include peripheral impacts, such as lease rollover risk or the impact on the long term value of the property upon sale or disposition. Actual incremental yields may vary from our underwritten incremental yield range based on the actual total cost to complete a project and its actual incremental NOI at stabilization.
(1)Supplemental, non-GAAP performance measures. See the "Introductory Notes" section above for more information on the limitations of non-GAAP performance measures.

Phillips Edison and Company	62

Investor Information

ANALYST COVERAGE
Bank of America Merrill Lynch	Craig Schmidt	craig.schmidt@bofa.com
Bank of Montreal	Juan Sanabria	Juan.sanabria@bmo.com
Compass Point, LLC	Floris van Dijkum	fvandijkum@compasspointllc.com
Credit Suisse Securities LLC	Tayo Okusanya	tayo.okusanya@credit-suisse.com
Goldman Sachs	Caitlin Burrows	caitlin.burrows@gs.com
GreenStreet	Paulina Rojas-Schmidt	projasschmidt@greenstreet.com
JPMorgan	Michael Mueller	michael.w.mueller@jpmorgan.com
KeyBanc	Todd Thomas	tthomas@key.com
Mizuho Securities USA	Haendel St. Juste	Haendel.St.Juste@mizuhogroup.com
Morgan Stanley	Ronald Kamdem	Ronald.Kamdem@morganstanley.com
Wolfe Research	Andrew Rosivach	ARosivach@wolferesearch.com

CONTACT INFORMATION

Investor Relations
Kimberly Green
kgreen@phillipsedison.com
(513) 538-4380

Phillips Edison & Company	63